UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Arizona Municipal Bond Fund	FAZTX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNMCX	FNMRX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, the Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011 and Chris has managed the Colorado Fund since that same year.

How did the Funds perform during the six-month reporting period ended November 30, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ending November 30, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and its and Lipper classification average.

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18 (subsequent to the close of this reporting period) that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. Political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to the unsettled environment during this period and prompted an increase in selling by bondholders across the fixed income markets. Although the second half of the period brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the period as a whole, especially at the longer end of the maturity spectrum, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During the six-months ending November 30, 2013, the Class A Shares at NAV of the Arizona, Colorado and New Mexico Funds underperformed the S&P Municipal Bond Index. However, all three Funds outperformed the Lipper Other States Municipal Debt Funds Classification Average to varying degrees. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period ended November 30, 2013? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Arizona and New Mexico Municipal Bond Funds

The Nuveen Arizona Municipal Bond Fund underperformed the S&P Municipal Bond Index, with the portfolio’s duration and credit quality exposure detracting from relative performance.

Maintaining a longer duration than the benchmark, meaning the Fund was more sensitive to the negative effects of rising interest rates, was detrimental. Additionally, the portfolio’s larger allocation to bonds on the long end of the yield curve, between 8 and 14 years, acted as a drag, as longer dated issues declined in response to rising rates more than shorter maturity bonds. As a natural consequence of rising interest rates, the durations of the Fund and the Index extend and bonds become less likely to be called.

We were reluctant to alter our approach to the portfolio’s duration, given our view that longer term bonds were both attractively valued and played an important role in enhancing the Fund’s income stream. This patience was rewarded later in the reporting period when interest rates drifted lower, as the Fund’s relatively longer duration provided a performance benefit relative to the index, which partially counterbalanced some of the prior weakness.

From a credit quality perspective, the Fund was hurt by its overweight in BBB-rated securities, especially holdings in certain Puerto Rico bonds carrying this credit rating. Securities issued in this U.S. territory suffered steep declines amid growing concern about the island’s financial challenges. We pared back our stake in Puerto Rico bonds from about 9% of net assets at the beginning of the reporting period, to just over 1% by the end of the reporting period. On the positive side, security selection among hospital/health care bonds bolstered the Fund’s performance versus the index. Specifically, investments in shorter term callable hospital bonds were helpful because they outpaced the Arizona municipal market as a whole.

Our transaction activity was heavier than normal during the past six months. Early on, we added Salt Verde Gas bonds and replaced bonds for Yavapai County Regional Medical Center that were being called. We believed these securities were attractively priced, produced an adequate level of income for their risk and had the potential to outperform similar securities over the long term. We focused on bonds with larger coupons or structures where coupons would increase in a relatively short period. The high coupon bonds provide some measure of defense against rising rates. In this category, we added bonds issued by Arizona State University and added a small piece of Maricopa County School District # 28 step coupon bond. While the Maricopa’s current coupon is 1%, by July 1, 2015 the coupon will step to 5.5%.

Most of our management activity, however, was concentrated on the sell side. As a consequence of the downturn in the municipal bond market, both it and the Fund experienced investment outflows during the reporting period. To satisfy shareholder redemptions, we deployed a number of strategies. In addition to eliminating some Puerto Rico holdings from the portfolio, we also sold bonds with lower dollar prices throughout the reporting period when individual investor demand for such securities was comparably high. When we found attractive opportunities, we purchased bonds with higher coupons because we believed they could behave more defensively than lower coupon bonds if rates spike higher. Together, our purchases and sales resulted in increased exposure to AA-rated securities and a related decrease in BBB-rated holdings, as well as minor changes in our exposure to various sectors of the market.

6	Nuveen Investments

Meanwhile, the Nuveen New Mexico Municipal Bond Fund significantly underperformed the S&P Municipal Bond Index during the six-month reporting period, with a variety of factors hampering the Fund’s relative performance.

First, duration positioning, meaning sensitivity to interest rate changes, was less than advantageous during this reporting period. The Fund had a longer duration, meaning the portfolio had more sensitivity to interest rates and, as such, was hurt more as rates rose. Second, owning more longer term bonds (with durations between 10 and 14 years) also detracted, as these securities lagged shorter duration bonds, in which the Fund was underweight. Of note, as interest rates rose during the reporting period, the durations of the Fund and the index naturally extended.

Rather than significantly alter our duration approach, however, we preserved an overweight in longer duration holdings. These securities were attractively valued and offered comparatively high levels of income and, therefore, would be important long-term contributors to the Fund’s income. Maintaining this positioning served us well in the fall when interest rates declined and the Fund gained previously lost ground relative to the index.

Credit quality positioning also detracted from the Fund’s performance. Here, the Fund’s overweighting in BBB-rated securities, especially holdings in Puerto Rico bonds, was a negative. We pared back our stake in Puerto Rico bonds from roughly 11.5% of net assets at the beginning of the reporting period, to about 2.5% by the end of the reporting period.

With the exception of the pre-refunded/escrow to maturity (ETM) sector of the market, all sectors had negative returns for the reporting period. A larger-than-benchmark exposure to the public power and dedicated-tax groups, both largely a function of our Puerto Rico holdings, were particularly detracting to the portfolio. While still providing a negative return overall, an overweight to the housing sector was a positive to the portfolio.

Our overall transaction activity, focused more towards sales, was unusually heavy. In addition to selling most of our Puerto Rico holdings, we sold some lower coupon New Mexico bonds that were in comparatively strong demand. At times, we were able use the proceeds from those sales to purchase comparable higher yielding bonds which included the Boulders Public Improvement District Special Levy bonds which afforded the opportunity to enhance the Fund’s income stream at attractive valuations.

As a consequence of our sales and purchases, the portfolio experienced changes to sector and credit quality exposures. Most notably, the Fund’s stake in utilities declined while its exposure to education increased. Our allocation to lower rated investment grade bonds (BBB and A) fell, while the Fund’s weighting in higher quality securities rose. We should emphasize that these changes stemmed from the transactions we made in response to market conditions and not as part of an overall effort to restructure the portfolio, which we wanted to preserve.

Nuveen Colorado Municipal Bond Fund

During the six-month reporting period, the Nuveen Colorado Municipal Bond Fund underperformed the S&P Municipal Bond Index. A large portion of the Fund’s underperformance was experienced from its longer duration, meaning it was more sensitive to interest rate changes than the benchmark, hampering its ability to keep up with the index as interest rates rose. The Fund’s longer overall duration was due to its overweight in long duration bonds (generally longer than ten years), which underperformed shorter duration securities, in which we had an underweight. This yield curve positioning detracted from relative results, given that longer term bonds suffered disproportionately as rates climbed.

The durations of the Fund and the benchmark extended during the reporting period, as typically occurs when rates are on the rise. Given our commitment to maintaining the Fund’s income stream, we were reluctant to sell long duration bonds or shorten our duration, a strategy that proved beneficial for relative performance in the final months of the reporting period, when rates drifted lower.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Credit quality positioning, sector positioning and security selection were mostly neutral factors for the Fund’s relative performance during the reporting period. Puerto Rico bonds performed very poorly, although the Fund’s exposure to the commonwealth was fairly modest. During the reporting period, we reduced our Puerto Rico weighting from over 2% to under 1%.

As was the case with many municipal bond funds, the Fund experienced shareholder redemptions, requiring the sale of some securities. We were able to take advantage of pockets of strong demand by various types of investors to sell securities structured in a specific manner. For instance, we sold some bonds with lower or below-market coupons at what we believed were advantageous prices. We also occasionally sold very short maturity holdings or utilized proceeds from called bonds to meet cash needs.

Although our transaction activity was weighted toward the sell side, we made some notable purchases during the reporting period, adding a number of higher coupon securities and/or higher yielding securities. Our goal was to enhance the Fund’s income stream. This involved to some extent selling some existing holdings and adding new positions at the higher yield levels now available in the marketplace. We were particularly active in the health care sector with this strategy. We adding to names such as Catholic Health Initiatives and the Sisters of Charity of Leavenworth. Outside the health care sector, we also added Denver Airport bonds, an A-rated credit with what we thought were attractive spreads.

An Update Regarding Detroit and Puerto Rico

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended November 30, 2013, Puerto Rico paper underperformed the municipal market as a whole.

8	Nuveen Investments

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2013, all three Funds had positive UNII balances, based upon our best estimate, for tax purposes. Arizona and Colorado had positive UNII balances, while New Mexico had a negative UNII balance for financial reporting purposes.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Arizona Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.28)%	(5.27)%	6.77%	3.75%
Class A Shares at maximum Offering Price	(8.29)%	(9.29)%	5.87%	3.31%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(4.66)%	(5.92)%	6.18%	3.17%
Class I Shares	(4.28)%	(5.20)%	6.98%	3.95%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.57)%	(4.11)%	6.81%	3.66%
Class A Shares at maximum Offering Price	(5.75)%	(8.16)%	5.90%	3.21%
Class C Shares	(1.77)%	(4.67)%	6.24%	3.09%
Class I Shares	(1.58)%	(4.03)%	7.01%	3.86%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.88%	1.42%	0.68%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	1.07%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.67)%	(4.51)%	6.81%	4.08%
Class A Shares at maximum Offering Price	(7.72)%	(8.50)%	5.91%	3.63%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(3.87)%	(4.98)%	6.22%	3.52%
Class I Shares	(3.50)%	(4.26)%	7.02%	4.29%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.31)%	(3.46)%	7.06%	3.98%
Class A Shares at maximum Offering Price	(4.49)%	(7.48)%	6.13%	3.54%
Class C Shares	(0.51)%	(4.03)%	6.46%	3.41%
Class I Shares	(0.12)%	(3.30)%	7.26%	4.18%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.86%	1.41%	0.66%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Nuveen Colorado Municipal Bond Fund

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen New Mexico Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.45)%	(5.89)%	5.65%	3.63%
Class A Shares at maximum Offering Price	(8.47)%	(9.81)%	4.76%	3.18%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(4.70)%	(6.46)%	5.08%	3.06%
Class I Shares	(4.41)%	(5.73)%	5.85%	3.83%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.83)%	(4.74)%	5.44%	3.52%
Class A Shares at maximum Offering Price	(5.92)%	(8.70)%	4.55%	3.07%
Class C Shares	(2.09)%	(5.23)%	4.87%	2.95%
Class I Shares	(1.70)%	(4.58)%	5.64%	3.72%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.84%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Yields as of November 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Arizona Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.91%	3.50%	4.25%
SEC 30-Day Yield	2.99%	2.57%	3.32%
Taxable-Equivalent Yield[2]	4.35%	3.74%	4.83%

Nuveen Colorado Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.81%	3.39%	4.16%
SEC 30-Day Yield	3.24%	2.83%	3.58%
Taxable-Equivalent Yield[2]	4.72%	4.12%	5.21%

Nuveen New Mexico Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.14%	2.74%	3.50%
SEC 30-Day Yield	2.54%	2.11%	2.85%
Taxable-Equivalent Yield[3]	3.71%	3.08%	4.16%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

Nuveen Investments	15

Holding Summaries as of November 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	12.0%
AA	30.7%
A	24.7%
BBB	18.4%
BB or Lower	2.0%
N/R	9.2%

Portfolio Composition1,4

Tax Obligation/Limited	23.8%
Health Care	20.3%
Education and Civic Organizations	13.5%
Tax Obligation/General	12.9%
Water and Sewer	9.1%
U.S. Guaranteed	8.5%
Utilities	6.1%
Other	5.8%

Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	7.2%
AA	32.1%
A	29.0%
BBB	15.7%
BB or Lower	0.5%
N/R	13.6%

Portfolio Composition1,4

Health Care	22.6%
Tax Obligation/Limited	20.0%
Education and Civic Organizations	18.2%
Tax Obligation/General	9.8%
Transportation	8.9%
U.S. Guaranteed	6.8%
Other	13.7%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

16	Nuveen Investments

Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	18.4%
AA	53.5%
A	15.4%
BBB	8.0%
N/R	3.4%

Portfolio Composition1,4

Tax Obligation/Limited	34.1%
Water and Sewer	19.2%
Education and Civic Organizations	14.0%
Health Care	10.8%
Tax Obligation/General	5.5%
Housing/Single Family	5.3%
Other	11.1%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Arizona Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$957.20	$953.40	$957.20	$1,020.66	$1,017.90	$1,021.66
Expenses Incurred During Period	$4.32	$7.00	$3.34	$4.46	$7.23	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.43% and .68% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Colorado Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$963.30	$961.30	$965.00	$1,020.71	$1,017.95	$1,021.71
Expenses Incurred During Period	$4.28	$6.98	$3.30	$4.41	$7.18	$3.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.42% and .67% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen New Mexico Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$955.50	$953.00	$955.90	$1,020.76	$1,018.00	$1,021.76
Expenses Incurred During Period	$4.22	$6.90	$3.24	$4.36	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.41% and .66% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Arizona Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.0%

	MUNICIPAL BONDS – 98.0%

	Consumer Staples – 1.3%

$635	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/14 at 100.00	BBB+	$592,392

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	456,389
1,055	Total Consumer Staples			1,048,781

	Education and Civic Organizations – 13.2%

	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A:
1,180	5.000%, 7/01/37	No Opt. Call	AA	1,239,614
1,000	5.000%, 7/01/43	No Opt. Call	AA	1,041,760

460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	466,320

1,355	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,465,460

400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	335,680

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	214,427

165	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	157,560

215	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	202,966

1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 – AGM Insured (UB) (4)	6/22 at 100.00	A+	1,090,114

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	1,013,623

285	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	308,148

215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	209,821

300	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	287,478

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	252,953
145	6.000%, 6/01/36	6/16 at 100.00	BBB–	138,465

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,014,140

250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	286,390

575	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	627,797
10,165	Total Education and Civic Organizations			10,352,716

	Health Care – 19.9%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,443,642

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	1,846,765

500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	497,380

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	$1,376,055

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	690,844

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	998,910

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	924,030

1,415	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,423,419

1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA–	1,044,034

650	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005, 5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	648,889

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,493,070

1,200	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,237,872

580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA	635,494

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
500	5.000%, 8/01/20	No Opt. Call	Baa1	546,335
750	5.250%, 8/01/33	8/23 at 100.00	Baa1	739,538
15,360	Total Health Care			15,546,277

	Housing/Multifamily – 2.9%

2,240	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	2/14 at 100.00	N/R	2,223,066

	Long-Term Care – 0.3%

220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	217,301

	Tax Obligation/General – 12.6%

860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA–	876,804

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	2,246,880

425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 1.000%, 7/01/30	7/23 at 100.00	Aa1	428,829

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	A1	2,930,024

335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	375,907

500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	519,670

1,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	AA	1,131,540

1,270	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	Aa3	1,373,137
9,105	Total Tax Obligation/General			9,882,791

	Tax Obligation/Limited – 23.3%

330	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	332,967

1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Series 2013A, 5.000%, 7/01/38	No Opt. Call	AA+	1,051,260

Nuveen Investments	21

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Arizona Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA–	$2,111,480

345	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012, 5.000%, 7/15/27	7/22 at 100.00	BBB	339,756

641	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	562,054

145	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	119,516

507	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	503,897

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	674,091

295	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	1/14 at 100.00	N/R	295,451

1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,007,810

500	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgment Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–	503,255

917	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	921,457

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	615,547

900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	AA+	951,435

300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	323,742

810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	815,249

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,029,400

215	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation Bonds, Series 2004, 6.400%, 7/15/29	7/14 at 100.00	N/R	215,241

530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	386,391

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	1/14 at 100.00	A3	1,000,660

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,705,872

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	254,270
310	6.050%, 7/15/32	7/17 at 100.00	N/R	284,090

1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,565,925

555	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	569,197

100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	99,371
18,090	Total Tax Obligation/Limited			18,239,384

	Transportation – 1.3%

1,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	1,039,340

	U.S. Guaranteed – 8.3% (5)

750	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38 (Pre-refunded 1/01/14)	1/14 at 100.00	AA (5)	754,050

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	1,685,842

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	1,718,176

2,270	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AAA	2,338,327
6,145	Total U.S. Guaranteed			6,496,395

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 6.0%

$1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA	$1,088,570

665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB	676,631

1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	1,035,370

600	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/38	1/18 at 100.00	Aa1	626,454

1,300	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,253,707
4,565	Total Utilities			4,680,732

	Water and Sewer – 8.9%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	BBB+	1,010,558

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	1,005,740

500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	537,720

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA	1,447,007

1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	No Opt. Call	AA–	1,082,640

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	A–	556,138
645	4.900%, 4/01/32	4/17 at 100.00	A–	617,665

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	704,097
6,950	Total Water and Sewer			6,961,565
$74,895	Total Long-Term Investments (cost $75,801,398)			76,688,348

	Floating Rate Obligations – (1.1)%			(845,000)
	Other Assets Less Liabilities – 3.1%			2,373,064
	Net Assets –100%			$78,216,412

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Colorado Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Education and Civic Organizations – 17.8%

	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
$1,365	5.500%, 5/15/34	5/19 at 100.00	Aa2	$1,445,303
1,000	5.500%, 5/15/39	5/19 at 100.00	Aa2	1,049,900

65	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 4.000%, 6/01/33	6/23 at 100.00	A	57,780

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,024,480

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AA–	907,120

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 5.250%, 6/15/29	6/17 at 100.00	A	477,510

505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	512,631

750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE -1 – DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A	707,955

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	504,080

450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	No Opt. Call	BBB–	398,462

350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37	11/20 at 100.00	BBB–	314,419

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,001,020

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	1,020,730

965	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,045,606

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39	10/19 at 100.00	A	507,900

1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40	5/20 at 100.00	BBB–	1,010,800

1,300	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,337,037

500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A2	507,710

750	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2013, 3.000%, 3/01/27	3/23 at 100.00	A1	658,410

	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007:
220	4.750%, 12/01/14 – RAAI Insured	No Opt. Call	N/R	225,977
230	4.750%, 12/01/15 – RAAI Insured	No Opt. Call	N/R	241,422
250	4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	N/R	243,235

1,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/43	No Opt. Call	Aa2	1,046,540

1,300	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C, 5.000%, 3/01/44	3/23 at 100.00	Aa3	1,341,717

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
$335	5.750%, 6/01/28	6/19 at 100.00	AA+	$388,573
500	5.375%, 6/01/32	6/19 at 100.00	AA+	553,680

500	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Refunding Bonds, Series 2011A, 5.000%, 6/01/30	6/21 at 100.00	Aa2	530,145

1,085	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34	5/19 at 100.00	Aa2	1,120,002
19,920	Total Education and Civic Organizations			20,180,144

	Health Care – 22.2%

1,055	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 – AGM Insured	5/19 at 100.00	AA–	1,123,997

2,240	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A	2,240,650

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	AA	1,033,390

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	A+	575,950
1,000	6.250%, 10/01/33	10/18 at 100.00	A+	1,114,900

1,620	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	A+	1,595,781

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B:
1,000	5.000%, 7/01/38	No Opt. Call	A+	974,410
940	4.000%, 7/01/39	11/22 at 100.00	A+	762,509

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,500	5.250%, 1/01/40	1/23 at 100.00	A+	1,494,645
2,000	5.250%, 1/01/45	1/23 at 100.00	A+	1,971,240

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/27	1/22 at 100.00	BBB–	1,002,260

1,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA–	1,611,582

2,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,447,418

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA–	489,315

1,405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB+	1,434,716

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	752,250

325	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.625%, 12/01/24 – RAAI Insured	12/16 at 100.00	Baa2	317,463

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,000,670

585	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	592,933

	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	3/20 at 100.00	BBB–	517,024
600	5.500%, 9/01/30	3/20 at 100.00	BBB–	580,188

250	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 4.750%, 12/01/27	12/16 at 100.00	BBB+	247,898

250	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	254,648

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/15 at 100.00	BBB–	512,050

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A1	500,275
25,030	Total Health Care			25,148,162

Nuveen Investments	25

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.7%

	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apartments Project, Series 2008:
$810	5.000%, 6/01/22	8/18 at 100.00	A	$871,325
50	5.500%, 6/01/38	8/18 at 100.00	A	50,653

1,215	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle Highlands Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	2/14 at 100.00	N/R	1,196,836

	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
635	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	A2	661,873
260	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	A2	275,748
2,970	Total Housing/Multifamily			3,056,435

	Housing/Single Family – 0.5%

580	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	608,896

	Industrials – 0.2%

250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	275,460

	Long-Term Care – 4.5%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	519,835

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A:
250	5.250%, 1/01/14	No Opt. Call	N/R	250,035
100	5.750%, 1/01/26	1/17 at 100.00	N/R	100,106

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42	6/22 at 100.00	N/R	480,955

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	921,000

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	504,760

780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB	804,625

400	Colorado Health Facilities Authority, Health and Residential Care Facilities Revenue Bonds, Volunteers of America Care Facilities Obligated Group Projects, Series 2007A, 5.000%, 7/01/15	7/14 at 101.00	N/R	398,596

	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005:
500	5.000%, 12/01/16	12/15 at 100.00	BBB+	528,850
200	5.250%, 12/01/25	12/15 at 100.00	BBB+	201,726

315	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2004A, 5.250%, 6/01/34	6/14 at 100.00	A–	314,020

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	99,452
5,145	Total Long-Term Care			5,123,960

	Tax Obligation/General – 9.6%

2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	2,254,680

500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	505,525

1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28	6/19 at 100.00	AA+	1,102,880

505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa2	605,783

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26	12/18 at 100.00	Aa2	1,163,390
1,835	5.250%, 12/01/33	12/18 at 100.00	Aa2	1,982,497

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$375	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	BBB–	$279,855

	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22	12/18 at 100.00	Aa2	572,675
150	5.250%, 12/01/24	12/18 at 100.00	Aa2	169,424

2,000	St. Vrain Valley School District RE-1J, Boulder, Larimer and Weld Counties, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33	12/18 at 100.00	Aa2	2,201,080
9,865	Total Tax Obligation/General			10,837,789

	Tax Obligation/Limited – 19.6%

1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BBB–	1,455,012

500	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	492,290

	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
425	5.500%, 11/01/19	11/18 at 100.00	Aa2	497,097
1,255	5.500%, 11/01/27	11/18 at 100.00	Aa2	1,407,721

2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,618,960

500	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	413,540

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
225	6.125%, 12/01/19	No Opt. Call	N/R	242,946
440	6.625%, 12/01/24	12/19 at 100.00	N/R	462,026
800	6.875%, 12/01/30	12/19 at 100.00	N/R	831,192

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	513,680

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	500,540

835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	896,331

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	484,145

335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	305,915

335	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB–	344,745

340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA	388,528

295	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.250%, 12/15/18 – ACA Insured	12/16 at 100.00	N/R	290,717

2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	2,140,140

	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
140	5.000%, 12/01/17	No Opt. Call	N/R	147,589
475	5.300%, 12/01/27	12/17 at 100.00	N/R	491,658

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,116,408

1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	Baa1	953,971

500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	460,305

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA–	1,152,600

800	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	645,840

1,150	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	Aa3	1,230,362

1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	953,040

Nuveen Investments	27

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$505	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	$455,874

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R	1,355,070
22,395	Total Tax Obligation/Limited			22,248,242

	Transportation – 8.7%

1,440	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+	1,505,347

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+	1,030,610

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A	1,042,520

300	E-470 Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2007D-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	317,505

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,595	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	1,451,099
1,135	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	A	937,624
1,510	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	1,043,078

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	740,845

660	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	675,629

750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	786,518

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	Baa3	78,260
255	5.375%, 7/15/25	7/20 at 100.00	Baa3	266,314
10,420	Total Transportation			9,875,349

	U.S. Guaranteed – 6.7% (4)

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	362,904
135	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	163,307

600	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	Aaa	713,790

525	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	629,974

2,020	Colorado State, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – NPFG Insured	11/15 at 100.00	AA– (4)	2,208,971

585	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	628,506

240	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aaa	279,662

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (4)	594,154

650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa1 (4)	687,622

1,000	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	1,301,530
6,615	Total U.S. Guaranteed			7,570,420

	Utilities – 2.7%

1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB–	1,023,130

220	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB–	221,078

1,200	Colorado Springs, Colorado, Utility System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA	1,298,472

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$425	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	$480,641
2,845	Total Utilities			3,023,321

	Water and Sewer – 2.7%

715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA–	739,081

500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA–	519,500

1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,026,220

800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA–	836,248
3,015	Total Water and Sewer			3,121,049
$109,050	Total Long-Term Investments (cost $108,028,088)			111,069,227

	Other Assets Less Liabilities – 2.1%			2,387,953
	Net Assets – 100%			$113,457,180

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen New Mexico Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.6%

	MUNICIPAL BONDS – 98.6%

	Education and Civic Organizations – 13.8%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Academy Project, Refunding and improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A+	$3,169,110

1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,437,282

350	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/21	No Opt. Call	A–	337,173

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	573,293

2,275	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,664,753

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	12/13 at 100.00	AA	753,120

750	University of New Mexico, Subordinate Lien System Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	806,768

1,000	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AA	1,095,950
10,275	Total Education and Civic Organizations			10,837,449

	Health Care – 10.6%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,013,620

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,029,520

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA	2,259,620

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA	2,007,700

1,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	1,000,630
8,000	Total Health Care			8,311,090

	Housing/Multifamily – 3.9%

1,985	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA–	2,071,903

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	966,810
2,985	Total Housing/Multifamily			3,038,713

	Housing/Single Family – 5.2%

915	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	971,474

355	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	376,914

940	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	860,025

445	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	450,073

545	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	525,266

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$410	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	$424,399

445	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AA+	463,921
4,055	Total Housing/Single Family			4,072,072

	Information Technology – 0.7%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	520,795

	Long-Term Care – 2.4%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,005,900

1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	No Opt. Call	BBB–	854,040
2,000	Total Long-Term Care			1,859,940

	Tax Obligation/General – 5.4%

525	New Mexico State, General Obligation Bonds, Capital Projects Series 2009, 5.000%, 3/01/15	No Opt. Call	Aaa	556,826

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – NPFG Insured	4/14 at 100.00	Aa2	2,023,880

1,500	Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012, 5.000%, 8/01/16	No Opt. Call	Aa1	1,677,510
3,995	Total Tax Obligation/General			4,258,216

	Tax Obligation/Limited – 33.7%

600	Albuquerque, New Mexico Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	674,058

1,500	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue Bonds, Refunding Series 2004A, 5.000%, 7/01/37 – AGM Insured	7/14 at 100.00	AAA	1,525,740

1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,724,703

500	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	500,275

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2	1,159,920

1,000	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	929,220

110	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Subordinate Series 1998, 5.500%, 6/01/14 – AMBAC Insured	No Opt. Call	N/R	111,928

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	A	922,824
500	5.250%, 1/01/36	1/22 at 100.00	A	503,905

1,455	Los Alamos County Incorporated, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	AA+	1,697,869

475	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	478,420

2,500	New Mexico Finance Authority, State Transportation Revenue Bonds, Senior Lien, Refunding Series 2012, 4.000%, 6/15/26	No Opt. Call	AAA	2,631,100

1,265	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	957,112

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA–	4,668,477

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,095	5.000%, 6/01/24	6/20 at 100.00	AA	1,282,738
1,255	5.000%, 6/01/25	6/20 at 100.00	AA	1,468,902

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,370,421

1,240	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement & Refunding Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	1,373,288

Nuveen Investments	31

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen New Mexico Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	$597,282

1,765	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,761,064
24,580	Total Tax Obligation/Limited			26,339,246

	U.S. Guaranteed – 1.3% (4)

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	1,024,600

	Utilities – 2.7%

1,100	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB	1,129,832

1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	990,310
2,100	Total Utilities			2,120,142

	Water and Sewer – 18.9%

2,000	Albuquerque and Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AA+	2,197,660

4,000	Albuquerque and Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA+	4,247,480

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa2	1,054,440

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AAA	4,106,640

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AAA	1,051,810

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	Aa3	1,063,710

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AAA	1,093,330
14,000	Total Water and Sewer			14,815,070
$73,490	Total Long-Term Investments (cost $75,827,346)			77,197,333

	Other Assets Less Liabilities – 1.4%			1,062,663
	Net Assets – 100%			$78,259,996

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Assets and Liabilities November 30, 2013 (Unaudited)

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $75,801,398, $108,028,088 and $75,827,346, respectively)	$76,688,348	$111,069,227	$77,197,333
Cash	1,052,229	365,494	—
Receivable for:
Interest	1,566,615	1,725,816	1,425,941
Investments sold	64,000	1,035,000	15,166
Shares sold	37,583	59,328	20,413
Other assets	150	147	150
Total assets	79,408,925	114,255,012	78,659,003
Liabilities
Cash overdraft	—	—	100,723
Floating rate obligations	845,000	—	—
Payable for:
Dividends	111,797	152,270	53,642
Shares redeemed	159,981	530,516	157,324
Accrued expenses:
Management fees	33,759	49,925	33,686
Trustees fees	326	476	330
12b-1 distribution and service fees	13,228	17,284	20,631
Other	28,422	47,361	32,671
Total liabilities	1,192,513	797,832	399,007
Net assets	$78,216,412	$113,457,180	$78,259,996
Class A Shares
Net assets	$42,067,154	$52,966,875	$48,732,091
Shares outstanding	4,089,685	5,241,275	4,846,353
Net asset value per share	$10.29	$10.11	$10.06
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.74	$10.55	$10.50
Class C Shares
Net assets	$9,935,931	$12,117,408	$20,293,468
Shares outstanding	966,212	1,202,520	2,016,016
Net asset value and offering price per share	$10.28	$10.08	$10.07
Class I Shares
Net assets	$26,213,327	$48,372,897	$9,234,437
Shares outstanding	2,544,275	4,796,316	912,714
Net asset value and offering price per share	$10.30	$10.09	$10.12
Net assets consist of:
Capital paid-in	$80,705,849	$111,777,201	$79,213,736
Undistributed (Over-distribution of) net investment income	173,193	168,177	(32,645)
Accumulated net realized gain (loss)	(3,549,580)	(1,529,337)	(2,291,082)
Net unrealized appreciation (depreciation)	886,950	3,041,139	1,369,987
Net assets	$78,216,412	$113,457,180	$78,259,996
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Operations Six Months Ended November 30, 2013 (Unaudited)

	Arizona	Colorado	New Mexico
Investment Income	$2,030,142	$3,025,085	$1,826,508
Expenses
Management fees	213,139	325,747	219,940
12b-1 service fees – Class A(1)	44,653	54,960	51,452
12b-1 distribution and service fees – Class C	39,847	51,363	85,071
Interest expense	2,369	—	—
Shareholder servicing agent fees and expenses	17,766	26,144	16,366
Custodian fees and expenses	11,362	17,056	9,990
Trustees fees and expenses	1,181	1,754	1,217
Professional fees	14,134	15,429	14,206
Shareholder reporting expenses	11,945	14,962	11,981
Federal and state registration fees	7,029	3,310	3,266
Other expenses	2,862	3,963	2,764
Total expenses	366,287	514,688	416,253
Net investment income (loss)	1,663,855	2,510,397	1,410,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,913,634)	(1,209,597)	(2,220,877)
Net change in unrealized appreciation (depreciation) of investments	(3,633,588)	(6,631,851)	(3,638,267)
Net realized and unrealized gain (loss)	(5,547,222)	(7,841,448)	(5,859,144)
Net increase (decrease) in net assets from operations	$(3,883,367)	$(5,331,051)	$(4,448,889)

(1)	Includes 12b-1 distribution and service fees incurred on Colorado’s Class B Shares during the period. Class B Shares of Colorado converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$1,663,855	$3,210,478	$2,510,397	$5,002,700	$1,410,255	$3,074,132
Net realized gain (loss) from investments	(1,913,634)	263,603	(1,209,597)	145,452	(2,220,877)	(13,070)
Change in net unrealized appreciation (depreciation) of investments	(3,633,588)	(851,209)	(6,631,851)	67,739	(3,638,267)	(1,288,424)
Net increase (decrease) in net assets from operations	(3,883,367)	2,622,872	(5,331,051)	5,215,891	(4,448,889)	1,772,638
Distributions to Shareholders
From net investment income:
Class A(1)	(898,938)	(1,852,228)	(1,046,533)	(2,253,687)	(872,832)	(1,814,801)
Class B	N/A	N/A	N/A	(9,807)	N/A	N/A
Class C	(182,242)	(354,308)	(223,775)	(454,726)	(324,378)	(734,961)
Class I	(564,879)	(999,383)	(1,096,030)	(2,249,118)	(193,056)	(489,710)
Decrease in net assets from distributions to shareholders	(1,646,059)	(3,205,919)	(2,366,338)	(4,967,338)	(1,390,266)	(3,039,472)
Fund Share Transactions
Proceeds from sale of shares	9,523,935	22,619,506	8,731,039	46,064,832	2,499,584	16,986,672
Proceeds from shares issued to shareholders due to reinvestment of distributions	951,425	1,931,858	1,351,039	2,770,288	1,021,034	2,073,100
	10,475,360	24,551,364	10,082,078	48,835,120	3,520,618	19,059,772
Cost of shares redeemed	(15,003,535)	(10,548,211)	(28,406,898)	(28,188,165)	(16,643,151)	(14,049,086)
Net increase (decrease) in net assets from Fund share transactions	(4,528,175)	14,003,153	(18,324,820)	20,646,955	(13,122,533)	5,010,686
Net increase (decrease) in net assets	(10,057,601)	13,420,106	(26,022,209)	20,895,508	(18,961,688)	3,743,852
Net assets at the beginning of period	88,274,013	74,853,907	139,479,389	118,583,881	97,221,684	93,477,832
Net assets at the end of period	$78,216,412	$88,274,013	$113,457,180	$139,479,389	$78,259,996	$97,221,684
Undistributed (Over-distribution of) net investment income at the end of period	$173,193	$155,397	$168,177	$24,118	$(32,645)	$(52,634)

N/A –	Fund no longer offers Class B Shares.
(1) –	Includes distributions to shareholders on Colorado’s Class B Shares during the period. Class B Shares of Colorado converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

ARIZONA		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/86)
2014(e)	$10.97	$.21	$(.68)	$(.47)	$(.21)	$—	$(.21)	$10.29
2013	11.03	.43	(.06)	.37	(.43)	—	(.43)	10.97
2012	10.27	.44	.76	1.20	(.44)	—	(.44)	11.03
2011	10.42	.45	(.15)	.30	(.45)	—	(.45)	10.27
2010	9.82	.44	.61	1.05	(.45)	—	(.45)	10.42
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82
Class C (2/94)
2014(e)	10.97	.18	(.69)	(.51)	(.18)	—	(.18)	10.28
2013	11.02	.36	(.05)	.31	(.36)	—	(.36)	10.97
2012	10.26	.38	.76	1.14	(.38)	—	(.38)	11.02
2011	10.41	.40	(.16)	.24	(.39)	—	(.39)	10.26
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81
Class I (2/97)
2014(e)	10.99	.22	(.69)	(.47)	(.22)	—	(.22)	10.30
2013	11.04	.45	(.05)	.40	(.45)	—	(.45)	10.99
2012	10.27	.46	.77	1.23	(.46)	—	(.46)	11.04
2011	10.43	.47	(.16)	.31	(.47)	—	(.47)	10.27
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.28)%	$42,067	.89	%*	.88	%*	4.05	%*	6%
3.36	49,239	.88		.87		3.84		3
11.96	45,209	.90		.90		4.10		4
2.94	38,379	.89		.89		4.39		6
10.89	46,701	.89		.89		4.34		2
(.65)	47,006	.92		.92		4.52		27

(4.66)	9,936	1.44	*	1.43	*	3.50	*	6
2.85	11,637	1.42		1.41		3.29		3
11.34	9,677	1.45		1.45		3.55		4
2.35	7,104	1.44		1.44		3.83		6
10.31	7,531	1.44		1.44		3.79		2
(1.23)	6,983	1.47		1.47		3.96		27

(4.28)	26,213	.69	*	.68	*	4.25	*	6
3.61	27,398	.68		.67		4.04		3
12.24	19,968	.70		.70		4.30		4
3.02	13,625	.69		.69		4.59		6
11.19	12,885	.69		.69		4.54		2
(.46)	12,273	.72		.72		4.72		27

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

COLORADO		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/87)
2014(f)	$10.70	$.21	$(.60)	$(.39)	$(.20)	$—	$(.20)	$10.11
2013	10.66	.40	.04	.44	(.40)	—	(.40)	10.70
2012	9.89	.42	.78	1.20	(.43)	—	(.43)	10.66
2011	10.07	.44	(.19)	.25	(.43)	—	(.43)	9.89
2010	9.48	.44	.58	1.02	(.43)	—	(.43)	10.07
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48
Class C (2/97)
2014(f)	10.66	.18	(.59)	(.41)	(.17)	—	(.17)	10.08
2013	10.63	.34	.03	.37	(.34)	—	(.34)	10.66
2012	9.86	.37	.78	1.15	(.38)	—	(.38)	10.63
2011	10.05	.38	(.19)	.19	(.38)	—	(.38)	9.86
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45
Class I (2/97)
2014(f)	10.67	.22	(.59)	(.37)	(.21)	—	(.21)	10.09
2013	10.64	.42	.03	.45	(.42)	—	(.42)	10.67
2012	9.86	.44	.79	1.23	(.45)	—	(.45)	10.64
2011	10.05	.46	(.20)	.26	(.45)	—	(.45)	9.86
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.67)%	$52,967	.87	%*	.87	%*	4.08	%*	.87	%*	.87	%*	4.08	%*	8%
4.17	59,700	.86		.86		3.73		.86		.86		3.73		6
12.40	54,622	.94		.94		4.10		.94		.94		4.11		5
2.58	30,067	.91		.91		4.41		.91		.91		4.41		14
10.98	31,964	.91		.91		4.44		.91		.91		4.44		5
(1.67)	28,820	.95		.95		4.60		.95		.95		4.60		12

(3.87)	12,117	1.42	*	1.42	*	3.52	*	1.42	*	1.42	*	3.52	*	8
3.51	16,227	1.41		1.41		3.16		1.41		1.41		3.16		6
11.83	11,514	1.50		1.50		3.57		1.49		1.49		3.57		5
1.92	8,694	1.46		1.46		3.86		1.46		1.46		3.86		14
10.51	8,796	1.46		1.46		3.89		1.46		1.46		3.89		5
(2.25)	7,488	1.50		1.50		4.04		1.50		1.50		4.04		12

(3.50)	48,373	.67	*	.67	*	4.26	*	.67	*	.67	*	4.26	*	8
4.25	63,242	.66		.66		3.93		.66		.66		3.93		6
12.73	52,110	.72		.72		4.18		.72		.72		4.19		5
2.67	5,435	.71		.71		4.60		.71		.71		4.60		14
11.32	3,511	.71		.71		4.63		.71		.71		4.63		5
(1.55)	3,756	.74		.74		4.78		.74		.74		4.78		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

NEW MEXICO		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/92)
2014(e)	$10.71	$.18	$(.66)	$(.48)	$(.17)	$—	$(.17)	$10.06
2013	10.85	.36	(.15)	.21	(.35)	—	(.35)	10.71
2012	10.19	.37	.67	1.04	(.38)	—	(.38)	10.85
2011	10.36	.40	(.16)	.24	(.41)	—	(.41)	10.19
2010	9.93	.41	.44	.85	(.42)	—	(.42)	10.36
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93
Class C (2/97)
2014(e)	10.72	.15	(.65)	(.50)	(.15)	—	(.15)	10.07
2013	10.86	.30	(.14)	.16	(.30)	—	(.30)	10.72
2012	10.20	.32	.67	.99	(.33)	—	(.33)	10.86
2011	10.38	.35	(.17)	.18	(.36)	—	(.36)	10.20
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95
Class I (2/97)
2014(e)	10.78	.19	(.67)	(.48)	(.18)	—	(.18)	10.12
2013	10.91	.38	(.14)	.24	(.37)	—	(.37)	10.78
2012	10.25	.40	.66	1.06	(.40)	—	(.40)	10.91
2011	10.42	.43	(.17)	.26	(.43)	—	(.43)	10.25
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.45)%	$48,732	.86	%*	.86	%*	3.44	%*	4%
1.93	56,335	.84		.84		3.26		7
10.39	55,040	.88		.88		3.55		15
2.38	51,278	.86		.86		3.96		2
8.72	55,167	.87		.87		4.02		7
1.19	50,256	.90		.90		4.32		7

(4.70)	20,293	1.41	*	1.41	*	2.90	*	4
1.43	27,167	1.39		1.39		2.71		7
9.81	25,046	1.43		1.43		2.99		15
1.74	19,046	1.41		1.41		3.40		2
8.13	14,706	1.41		1.41		3.46		7
.63	8,352	1.45		1.45		3.77		7

(4.41)	9,234	.66	*	.66	*	3.64	*	4
2.24	13,720	.64		.64		3.46		7
10.57	13,392	.68		.68		3.73		15
2.60	7,764	.66		.66		4.18		2
8.80	4,695	.66		.66		4.21		7
1.47	2,276	.70		.70		4.51		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for New Mexico), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular, federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floaters). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Colorado offered Class B Shares. Effective at the close of business on October 28, 2013, Class B Shares of Colorado were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

42	Nuveen Investments

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of November 30, 2013, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Colorado issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$76,688,348	$—	$76,688,348

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$111,069,227	$—	$111,069,227

44	Nuveen Investments

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$77,197,333	$—	$77,197,333
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2013, Arizona invested in self-deposited inverse floaters. The Funds did not have any other transactions in self-deposited inverse floaters and/or externally-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for Arizona during the six months ended November 30, 2013, were as follows:

Arizona
Average floating rate obligations outstanding	$845,000
Average annual interest rate and fees	.56%

As of November 30, 2013, the total amount of floating rate obligations issued by the Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

Arizona
Floating rate obligations: self-deposited inverse floaters	$845,000
Floating rate obligations: externally-deposited inverse floaters	—
Total	$845,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. As of November 30, 2013, none of the Funds were invested in externally-deposited Recourse Trusts.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

46	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	368,300	$3,816,616	740,498	$8,239,641
Class C	65,136	684,142	339,204	3,766,649
Class I	481,952	5,023,177	953,087	10,613,216
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,781	609,392	108,071	1,201,545
Class C	12,414	128,589	21,687	240,977
Class I	20,568	213,444	43,902	489,336
	1,007,151	10,475,360	2,206,449	24,551,364
Shares redeemed:
Class A	(824,927)	(8,538,847)	(459,494)	(5,104,157)
Class C	(172,499)	(1,796,357)	(177,725)	(1,974,061)
Class I	(451,577)	(4,668,331)	(312,147)	(3,469,993)
	(1,449,003)	(15,003,535)	(949,366)	(10,548,211)
Net increase (decrease)	(441,852)	$(4,528,175)	1,257,083	$14,003,153

	Colorado
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	410,256	$4,167,473	1,837,454	$19,790,637
Class A – automatic conversion of Class B Shares	15,569	157,865	—	—
Class B1 – exchanges	18	184	—	—
Class C	86,732	881,871	644,975	6,935,743
Class I	346,139	3,523,646	1,796,354	19,338,452
Shares issued to shareholders due to reinvestment of distributions:
Class A	79,132	800,391	150,593	1,626,659
Class B1	183	1,856	894	9,648
Class C	17,246	173,949	31,545	339,767
Class I	37,155	374,843	73,688	794,214
	992,430	10,082,078	4,535,503	48,835,120
Shares redeemed:
Class A	(845,503)	(8,582,511)	(1,527,867)	(16,511,742)
Class B1	(13,671)	(140,898)	(3,539)	(38,222)
Class B1 – automatic conversion to Class A Shares	(15,569)	(157,865)	—	—
Class C	(423,185)	(4,274,022)	(237,561)	(2,555,739)
Class I	(1,512,260)	(15,251,602)	(842,196)	(9,082,462)
	(2,810,188)	(28,406,898)	(2,611,163)	(28,188,165)
Net increase (decrease)	(1,817,758)	$(18,324,820)	1,924,340	$20,646,955
[1]	Class B Shares of Colorado converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

	New Mexico
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	128,814	$1,309,538	703,748	$7,654,720
Class C	81,178	828,471	496,500	5,416,145
Class I	35,395	361,575	357,290	3,915,807
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,882	705,839	130,650	1,420,887
Class C	25,513	257,991	44,470	484,308
Class I	5,623	57,204	15,320	167,905
	346,405	3,520,618	1,747,978	19,059,772
Shares redeemed:
Class A	(612,242)	(6,198,996)	(649,651)	(7,067,936)
Class C	(624,328)	(6,344,176)	(312,933)	(3,407,223)
Class I	(401,347)	(4,099,979)	(326,697)	(3,573,927)
	(1,637,917)	(16,643,151)	(1,289,281)	(14,049,086)
Net increase (decrease)	(1,291,512)	$(13,122,533)	458,697	$5,010,686

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2013, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$4,636,994	$10,208,710	$3,741,720
Sales and maturities	9,716,445	27,418,224	16,739,670

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of November 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$74,773,560	$107,972,558	$75,826,663
Gross unrealized:
Appreciation	$2,850,122	$5,152,511	$2,795,619
Depreciation	(1,780,179)	(2,055,842)	(1,424,949)
Net unrealized appreciation (depreciation) of investments	$1,069,943	$3,096,669	$1,370,670

48	Nuveen Investments

Permanent differences, primarily due to federal taxes paid and taxable market discount resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ last tax year end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$254	$54	$—
Undistributed (Over-distribution of) net investment income	(419)	(609)	(729)
Accumulated net realized gain (loss)	165	555	729

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$283,303	$369,759	$201,330
Undistributed net ordinary income[2]	—	—	—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013, and paid on June 3, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,137,757	$4,940,790	$3,033,611
Distributions from net ordinary income[2]	27,504	—	—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Arizona	Colorado	New Mexico
Expiration:
May 31, 2016	$—	$105,238	$—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,053,409	—	—
Not subject to expiration:
Short-term losses	—	—	292
Long-term losses	612,723	—	696
Total	$1,666,132	$319,742	$58,852

During the Funds’ last tax year ended May 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Arizona	Colorado
Utilized capital loss carryforwards	$233,583	$146,007

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

New Mexico
Post-October capital losses[3]	$11,353
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Fund’s last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through May 31, 2013 and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2013, the complex-level fee rate was .1679% for Arizona and New Mexico and ..1807% for Colorado.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$22,154	$29,232	$15,264
Paid to financial intermediaries	18,745	26,599	13,126

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

50	Nuveen Investments

During the six months ended November 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$6,285	$18,366	$5,811

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained	$9,750	$16,037	$13,708

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2013, as follows:

	Arizona	Colorado	New Mexico
CDSC retained	$2,197	$7,903	$7,488

8. Subsequent Events

Class C and Class C2 Shares

During the reporting period, the Funds’ Board of Trustees approved the following changes:

Effective February 10, 2014, subsequent to the close of this reporting period, each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. Current Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual Fund, but if they exchange back into a Nuveen municipal bond fund, they will issued newly established Class C Shares.

Nuveen Investments	51

Notes

52	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	53

Glossary of Terms Used in this Report (continued)

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MS2-1113P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class I

Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	—	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Maryland Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, and Paul L. Brennan, CFA, review key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, the Nuveen Pennsylvania Municipal Bond Fund and the Nuveen Virginia Municipal Bond Fund. Tom has managed the Maryland and Virginia Funds since 2011 and Paul has managed the Pennsylvania Fund since that same year.

How did the Funds perform during the six-month reporting period ending November 30, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ending November 30, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and its and Lipper classification average.

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18 (subsequent to the close of this reporting period) that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. Political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to the unsettled environment during this reporting period and prompted an increase in selling by bondholders across the fixed income markets. Although the second half of the period brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the period as a whole, especially at the longer end of the maturity spectrum, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During the six-months ending November 30, 2013, the Class A Shares at NAV of the Maryland, Pennsylvania and Virginia Funds underperformed the benchmark S&P Municipal Bond Index. Meanwhile, the Pennsylvania Fund outperformed its Lipper classification average, while the Maryland and Virginia Funds lagged their individual state Lipper classification averages.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period ended November 30, 2013? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Maryland and Virginia Municipal Bond Funds

The Nuveen Maryland Municipal Bond Fund underperformed the national S&P Municipal Bond Index during the six-month reporting period ending November 30, 2013.

This Fund, along with the rest of the municipal bond industry, experienced a significant level of shareholder redemptions during the reporting period. Rising interest rates resulting from the Fed’s tapering announcement in May, coupled with investors’ heightened concerns about the credit quality of municipal bond issuers, led investors to seek alternatives to the municipal market, especially during the summer months.

A significant source of relative underperformance for the Fund was our exposure to Puerto Rico bonds. At the start of the six-month reporting period, approximately 10% of the portfolio was invested in Puerto Rico-issued debt. These securities have traditionally been widely held by portfolio managers because of their ability to diversify a portfolio while providing tax-exempt income to U.S. residents. Given relatively low bond issuance in Maryland, the Fund had a heightened exposure to Puerto Rico securities going into the reporting period, with an emphasis on more conservative issues, such as bonds insured by Assured Guaranty or National Public Finance Guarantee (NPFG), and Puerto Rico sales-tax bonds known as Puerto Rico Sales Tax Financing Corporation (COFINA). While these holdings fared better than Puerto Rico general obligation bonds, which we did not own, they nevertheless performed poorly, and the Fund’s higher than normal allocation hampered results.

Also hurting relative performance was the Fund’s exposure to bonds on the lower end of the credit quality spectrum. The Fund’s allocation to BBB- and BB-rated credits, two greater-than-average weightings in the portfolio, had a negative impact on our results as lower quality bonds trailed their higher grade counterparts amid the market’s uneasiness about riskier debt. We thoroughly investigated the credit quality of these lower rated issues prior to buying them and continued to believe in their long term potential for shareholders.

Our portfolio management activity during the reporting period focused on finding appropriate ways to meet shareholder redemptions, which, as we mentioned, were prevalent in response to difficult market conditions. Fortunately, the Fund received a large number of bond calls through July, which provided much of the proceeds necessary to fund investment outflows, reducing the need to sell bonds we did not otherwise wish to sell.

When call activity slowed, our selling emphasis shifted to securities for which we could find available buyers at reasonable prices. To a large extent, this included Puerto Rico bonds, and we were able to reduce the portfolio’s exposure to direct Puerto Rico obligations to roughly 6% at the end of the reporting period. Other sales included some short pre-refunded bonds that offered ready liquidity, as well as a small number of transportation issues. While selling activity significantly outpaced buying transactions, we did make a very modest number of purchases. Early in the reporting period, we bought long dated bonds issued by Johns Hopkins University that we believed would be a defensive, highly liquid investment providing good value for shareholders. Other purchases included adding onto existing positions in the health care sector and replenishing some of the Fund’s short-term investments.

6	Nuveen Investments

The Nuveen Virginia Municipal Bond Fund also underperformed the national S&P Municipal Bond Index during the six-month reporting period. Our exposure to Puerto Rico debt posed a notable challenge for relative performance, given how poorly those bonds fared in the wake of weakening credit quality for this U.S. territory. The Fund began the reporting period with an approximate weighting of 10% in Puerto Rico. While we were able to cut that exposure nearly in half in the final months of the reporting period and therefore moderating further losses, the Fund’s allocation nevertheless was a meaningful detractor.

To a lesser extent, our duration positioning also hindered returns. The Fund began the reporting period with a longer duration than the benchmark, meaning that the portfolio was modestly more sensitive to the detrimental effects of rising interest rates. In addition, duration continued to drift upward during the summer as we sold some of our highly liquid, shorter dated bond holdings to satisfy shareholder redemptions. Accordingly, when interest rates rose during the reporting period, the Fund’s higher relative duration was a negative factor.

The Virginia Fund experienced significant bond call activity during the reporting period. In fact, this was a fortuitous development, given the high level of shareholder redemptions, because it limited our need to sell securities we otherwise liked and preferred to hold. During the summer, we did sell several highly liquid bonds to generate necessary cash to fund redemptions. Subsequent redemption activity provided an opportunity to reduce the Fund’s weighting in Puerto Rico bonds to roughly 6% of the portfolio.

Purchase activity, which was minimal, focused on identifying attractive investment opportunities when cash was available. New purchases during the reporting period included bonds issued by Washington and Lee University, single-family housing bonds added both early and late in the reporting period, and Guam-issued water works bonds toward the end of the reporting period. These securities all offered good yields at what we believed were favorable valuations, and we thought they could provide our shareholders with solid long-term value if the market reverted to more normalized conditions which, in fact, occurred late in the reporting period.

Nuveen Pennsylvania Municipal Bond Fund

The Nuveen Pennsylvania Municipal Bond Fund’s duration positioning was the major contributor to underperformance relative to the national S&P Municipal Bond Index. Specifically, the Fund had a sizeable overweighting in longer maturity bonds compared with the index, which made the Fund more sensitive to the adverse effects of rising interest rates. During the summer, after the Fed announced its plans to begin tapering its economic stimulus program, interest rates rose sharply, especially on intermediate and longer bonds. Accordingly, the Fund’s greater exposure to bonds on the long end of the yield curve had a negative impact on relative performance during the reporting period.

In addition, duration naturally drifted higher during the reporting period in tandem with interest rates, further hampering the Fund’s results. However, this elevated duration proved to be a positive factor in the final months of the reporting period when municipal market conditions improved, and the Fund was able to make up a portion of its losses.

Credit quality positioning proved a secondary challenge. The Fund’s overweighting in bonds with credit ratings of A and BBB was a disadvantage in a market environment in which investors, wary of credit related challenges facing Detroit and Puerto Rico, favored higher rated credits. Tempering the underperformance, however, was the Fund’s substantial allocation to high quality issues, which included a sizable allocation to AA-rated bonds that contributed positively to results.

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Portfolio Managers’ Comments (continued)

Regarding Puerto Rico, the Fund was negatively affected by its modest exposure to the U.S. territory’s bonds (roughly 2% of the portfolio at the beginning of the reporting period). This was despite the relatively conservative nature of our Puerto Rico holdings, which included insured bonds and sales-tax backed Puerto Rico Sales Tax Financing Corporation (COFINA) securities. While all of these holdings saw substantial price depreciation during the reporting period, they generally held up better than most other Puerto Rico issues.

We liked the portfolio’s essential positioning during the reporting period and tried to keep it consistent amid an environment of significant shareholder redemptions. Accordingly, we were tactical about our selling activity, choosing to sell those bonds that would generate needed liquidity while preserving the Fund’s credit quality positioning. We had a bias toward selling shorter dated and higher quality holdings, because we believed that the long term credit fundamentals of municipal bond issuers were still relatively favorable. By selling these shorter dated and higher quality issues, we sought to maintain or even slightly increase our exposure to longer dated, creditworthy lower rated bonds that would be poised to benefit from more normalized market conditions. We also sold some of our Puerto Rico bonds, which allowed us to achieve two goals simultaneously, reducing our exposure to this financially troubled issuer and generating the proceeds needed to meet redemptions.

While most of our management activity involved selling bonds to fulfill investor outflows, we did make periodic purchases that furthered our portfolio objectives. The biggest addition to the portfolio included bonds for a water distribution project in Lehigh County. We also added Widener University bonds, as well as debt issued for the Philadelphia Performing Arts Charter School and Temple University Health System bonds.

An Update Regarding Detroit and Puerto Rico

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the six-month reporting period ended November 30, 2013, Puerto Rico paper underperformed the municipal market as a whole.

8	Nuveen Investments

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2013, all three Funds had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial reporting purposes.

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10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.64)%	(5.64)%	6.47%	3.81%
Class A Shares at maximum Offering Price	(9.62)%	(9.63)%	5.57%	3.37%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Maryland Municipal Debt Funds Classification Average*	(4.89)%	(5.97)%	6.07%	3.22%

Class B Shares w/o CDSC	(6.02)%	(6.37)%	5.66%	3.18%
Class B Shares w/CDSC	(10.65)%	(10.01)%	5.50%	3.18%
Class C Shares	(5.84)%	(6.10)%	5.91%	3.24%
Class I Shares	(5.53)%	(5.43)%	6.68%	4.01%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)**

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.00)%	(4.94)%	6.51%	3.66%
Class A Shares at maximum Offering Price	(7.07)%	(8.94)%	5.60%	3.22%
Class C Shares	(3.29)%	(5.48)%	5.96%	3.10%
Class I Shares	(2.98)%	(4.81)%	6.73%	3.87%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares had a CDSC that begins at 5% for redemptions during the first year and declined periodically until after six years when the charge became 0%. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class I
Expense Ratios	0.82%	1.57%	1.37%	0.62%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Class B Shares were converted to Class A Shares at the close of business on December 16, 2013, therefore no performance is shown as of December 31, 2013.

12	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.67)%	(4.82)%	6.83%	4.19%
Class A Shares at maximum Offering Price	(7.68)%	(8.83)%	5.92%	3.75%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Pennsylvania Municipal Debt Funds Classification Average*	(4.69)%	(5.88)%	6.06%	3.44%

Class C Shares	(3.88)%	(5.32)%	6.26%	3.62%
Class I Shares	(3.59)%	(4.68)%	7.06%	4.39%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.47)%	(3.70)%	6.99%	4.10%
Class A Shares at maximum Offering Price	(4.69)%	(7.74)%	6.07%	3.65%
Class C Shares	(0.77)%	(4.19)%	6.42%	3.53%
Class I Shares	(0.39)%	(3.55)%	7.20%	4.30%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.80%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.18%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

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Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.63)%	(6.24)%	6.75%	3.99%
Class A Shares at maximum Offering Price	(9.60)%	(10.16)%	5.84%	3.54%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Virginia Municipal Debt Funds Classification Average*	(5.26)%	(6.73)%	5.80%	3.27%

Class B Shares w/o CDSC	(5.94)%	(6.92)%	5.97%	3.37%
Class B Shares w/CDSC	(10.58)%	(10.53)%	5.81%	3.37%
Class C Shares	(5.84)%	(6.80)%	6.17%	3.43%
Class I Shares	(5.49)%	(6.11)%	6.96%	4.19%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.47)%	(5.43)%	6.71%	3.84%
Class A Shares at maximum Offering Price	(6.56)%	(9.37)%	5.79%	3.40%
Class B Shares w/o CDSC	(2.86)%	(6.11)%	5.92%	3.23%
Class B Shares w/CDSC	(7.65)%	(9.76)%	5.76%	3.23%
Class C Shares	(2.76)%	(5.91)%	6.12%	3.28%
Class I Shares	(2.30)%	(5.12)%	6.93%	4.06%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class I
Expense Ratios	0.79%	1.54%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Yields November 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Maryland Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class I
Dividend Yield	3.57%	2.97%	3.15%	3.95%
SEC 30-Day Yield	3.06%	2.44%	2.64%	3.39%
Taxable-Equivalent Yield[2]	4.50%	3.59%	3.88%	4.99%

Nuveen Pennsylvania Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.75%	3.35%	4.10%
SEC 30-Day Yield	3.11%	2.69%	3.44%
Taxable-Equivalent Yield[3]	4.46%	3.85%	4.93%

Nuveen Virginia Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class I
Dividend Yield	3.59%	2.96%	3.18%	3.94%
SEC 30-Day Yield	3.05%	2.44%	2.64%	3.39%
Taxable-Equivalent Yield[4]	4.49%	3.59%	3.89%	4.99%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Nuveen Investments	15

Holding Summaries November 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	14.3%
AA	22.4%
A	27.8%
BBB	22.1%
BB or Lower	4.8%
N/R	4.5%

Portfolio Composition1,4

Health Care	26.7%
Tax Obligation/Limited	17.5%
Education and Civic Organizations	8.7%
U.S. Guaranteed	8.0%
Tax Obligation/General	7.4%
Housing/Single Family	5.6%
Industrials	5.2%
Long-Term Care	4.9%
Other	16.0%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

16	Nuveen Investments

Nuveen Investments	17

Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	8.2%
AA	37.5%
A	31.6%
BBB	11.8%
BB or Lower	3.4%
N/R	5.7%

Portfolio Composition1,4

Tax Obligation/General	20.2%
Health Care	20.1%
Education and Civic Organizations	16.9%
Transportation	8.5%
U.S. Guaranteed	8.4%
Water and Sewer	8.3%
Tax Obligation/Limited	6.6%
Other	11.0%

Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	17.3%
AA	35.1%
A	14.9%
BBB	21.2%
BB or Lower	4.5%
N/R	4.9%

Portfolio Composition1,4

Tax Obligation/Limited	22.2%
Transportation	18.7%
Health Care	14.6%
Education and Civic Organizations	7.8%
U.S. Guaranteed	7.4%
Consumer Staples	6.0%
Long-Term Care	5.1%
Other	18.2%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Maryland Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$943.60	$939.80	$941.60	$944.70	$1,020.86	$1,017.10	$1,018.10	$1,021.86
Expenses Incurred During Period	$4.09	$7.73	$6.77	$3.12	$4.26	$8.04	$7.03	$3.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Pennsylvania Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$963.30	$961.20	$964.10	$1,020.96	$1,018.20	$1,021.96
Expenses Incurred During Period	$4.04	$6.74	$3.05	$4.15	$6.93	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.37% and .62% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Virginia Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$943.70	$940.60	$941.60	$945.10	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$3.95	$7.59	$6.62	$2.97	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Maryland Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.9%

	MUNICIPAL BONDS – 95.9%

	Consumer Discretionary – 3.9%

$150	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A: 5.000%, 9/01/14 – SYNCORA GTY Insured	No Opt. Call	BB+	$152,489
945	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	977,045
180	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	177,503
40	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	38,444
4,950	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	4,400,648

260	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	BB+	262,532

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	569,990
7,525	Total Consumer Discretionary			6,578,651

	Consumer Staples – 3.5%

15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	880,350

	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
3,005	5.375%, 5/15/33	2/14 at 100.00	BBB+	2,803,365
545	5.500%, 5/15/39	2/14 at 100.00	BBB	475,818

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/14 at 100.00	A3	117,239

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,634,655
20,175	Total Consumer Staples			5,911,427

	Education and Civic Organizations – 8.3%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	563,731

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	651,502

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	1/14 at 100.00	BB+	482,610

700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	720,153

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,832,862

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,028,600

255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	250,334

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	529,265
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,574,705

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
635	5.500%, 5/01/20	5/15 at 100.00	N/R	658,997
500	6.000%, 5/01/35	5/15 at 100.00	N/R	513,395

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	AA	859,792

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	Aa3	$500,745

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	1,766,265

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,133,563
13,895	Total Education and Civic Organizations			14,066,519

	Health Care – 25.6%

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	658,738

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,330,060

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,022,690

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	729,423

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	894,890
475	5.000%, 7/01/37	7/22 at 100.00	A3	468,184

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	883,719

1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	1,500,898

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	1/14 at 100.00	A+	2,007,720

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	780,438

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	880,158

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,390,124

900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	889,074

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	591,312
440	5.500%, 7/01/42	7/17 at 100.00	BBB	433,431

1,580	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,581,264

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,470,115

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A	1,396,682
900	5.000%, 7/01/40	7/15 at 100.00	A	877,347

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
5,700	5.000%, 7/01/43	7/22 at 100.00	A2	5,557,898
2,250	4.000%, 7/01/43	7/22 at 100.00	A2	1,808,280

585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A	710,155

675	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	672,705

895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	893,693

Nuveen Investments	21

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	$1,047,990

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	1/18 at 100.00	BBB	1,507,770
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB	3,387,843
800	6.000%, 1/01/43	1/18 at 100.00	BBB	804,688

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A:
95	5.000%, 7/01/26 – NPFG Insured	7/16 at 100.00	A	100,017
1,965	5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	A	1,966,808

2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	Aa2	2,019,700
43,495	Total Health Care			43,263,814

	Housing/Multifamily – 2.8%

1,460	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,470,337

110	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	2/14 at 100.00	B3	102,095

500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	478,365

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB–	1,016,010

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	573,597

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/14 at 100.00	Aa2	200,446

960	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/17	2/14 at 100.00	AA–	959,981
4,800	Total Housing/Multifamily			4,800,831

	Housing/Single Family – 5.4%

145	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	148,310

1,160	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	1,180,312

1,175	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,185,892

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,517,295

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	985,106

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	883,458

880	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	851,013

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,115,258

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,211,556
9,085	Total Housing/Single Family			9,078,200

	Industrials – 5.0%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	3,899,333

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	$4,557,507
8,215	Total Industrials			8,456,840

	Long-Term Care – 4.7%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	2,252,576

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	1,019,626

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	A	2,730,478

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,896,087
7,810	Total Long-Term Care			7,898,767

	Tax Obligation/General – 7.1%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	476,316

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	440,364

295	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	AA+	325,839

6,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	6,399,776

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	1,936,242

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,839,425

560	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/15 – AGM Insured	7/14 at 100.00	AA–	562,285
11,990	Total Tax Obligation/General			11,980,247

	Tax Obligation/Limited – 16.7%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	308,988

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/14 at 100.00	A	1,204,056

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	195,864

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
255	5.600%, 7/01/20 – RAAI Insured	7/14 at 100.00	N/R	255,321
115	5.700%, 7/01/29 – RAAI Insured	7/14 at 100.00	N/R	114,057

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	1,895,806
2,870	5.000%, 7/01/40	7/20 at 100.00	A–	2,865,666

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	675,233

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	438,327

1,335	Maryland Department of Transportation, Certificates of Participation, Maryland Port Administration Facility Project, Series 2006, 5.250%, 6/15/14 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AA+	1,372,994

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	1,945,108

455	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/14 at 100.00	A+	456,087

1,040	Prince George’s County, Maryland, Certificates of Participation, Equipment Acquisition Program, Series 2012, 3.000%, 10/15/14	No Opt. Call	AA+	1,065,823

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	2/14 at 100.00	AA+	1,004,050

4,100	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	4,019,106

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	674,669

Nuveen Investments	23

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/14 at 100.00	AA–	$978,030

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,210,950

1,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	1,059,254

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
800	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	132,712
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,163,100
7,500	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	482,700
450	5.250%, 8/01/57	8/17 at 100.00	AA–	364,919

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	925,110

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	1,007,660

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	A	1,005,180

1,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,496,655
49,270	Total Tax Obligation/Limited			28,317,425

	Transportation – 1.0%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,055,810

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/14 at 100.00	N/R	577,500
1,500	Total Transportation			1,633,310

	U.S. Guaranteed – 7.7% (5)

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,001,047

400	Carroll County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	437,592

5	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (5)	5,518

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (5)	1,617,930

650	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14)	5/14 at 100.00	AAA	663,332

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36 (Pre-refunded 7/01/14)	7/14 at 100.00	A (5)	845,740

2,805	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	N/R (5)	2,884,438

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A– (5)	643,350

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	1,873,895

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (5)	540,257

595	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	Aaa	654,220

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (5)	1,238,677

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	535,720
12,000	Total U.S. Guaranteed			12,941,716

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 1.7%

$2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	$2,944,925

	Water and Sewer – 2.5%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–	546,375
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–	1,126,610

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	903,504

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	1,110,750

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	569,620
4,135	Total Water and Sewer			4,256,859
$196,395	Total Long-Term Investments (cost $162,950,760)			162,129,531

	Other Assets Less Liabilities – 4.1%			6,865,904
	Net Assets – 100%			$168,995,435

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.2%

	MUNICIPAL BONDS – 98.2%

	Consumer Staples – 0.1%

$220	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$240,000

	Education and Civic Organizations – 16.6%

515	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	529,950

3,000	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	3,537,810

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,547,950

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,463,886

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,025,710

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	825,424

320	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/18 at 100.00	BBB	315,011

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,272,900

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	881,280
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	361,967

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	362,925

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,289,523

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	1,975,920

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,021,802

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB	1,362,000

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB	340,923
220	5.625%, 4/01/40	4/20 at 100.00	BBB	224,501

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,644,250

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	161,159

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	3,199,510

1,110	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,096,802

665	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	667,693

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	1,006,540

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007-GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB	$1,211,471

280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	236,048

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,863,523

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,042,260

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,022,010

220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	222,314

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,031,990

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
360	4.000%, 11/01/39	11/22 at 100.00	A3	311,674
1,165	5.000%, 11/01/42	11/22 at 100.00	A3	1,170,778

385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	379,610

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,234,100

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	1,025,330

1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	1,393,714

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	809,296
42,065	Total Education and Civic Organizations			43,069,554

	Health Care – 19.7%

3,905	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	3,140,011

1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	1,461,964

695	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	No Opt. Call	A–	679,981

700	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	679,812

500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	500,545

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	5,024,100

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	2,009,460

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,176,567

3,360	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42	1/22 at 100.00	AA–	3,329,558

255	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	205,262

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	2,866,445

2,000	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	1,736,000

Nuveen Investments	27

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
$1,500	5.500%, 7/01/28	7/19 at 100.00	A–	$1,538,670
1,110	5.750%, 7/01/39	7/19 at 100.00	A–	1,128,737

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	822,158

1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	945,400

975	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	Aa2	1,058,255

1,270	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,302,271

445	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	468,247

3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,095,633

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	5,781,453

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,087,231

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.690%, 7/01/19 (IF)	No Opt. Call	AA	240,398

1,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	1,221,345

1,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/14 at 100.00	N/R	968,390

1,225	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	Aa2	1,226,397

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29	7/20 at 100.00	BBB+	1,651,704

	South Central Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	430,864
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	296,904
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	978,150

1,140	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	Aa2	1,237,345

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	549,197

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	428,052
52,237	Total Health Care			51,266,506

	Housing/Multifamily – 1.7%

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	637,611

100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	89,351

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	1,496,406

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	1,737,090

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	220,745

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$210	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	2/14 at 100.00	A	$210,353
4,565	Total Housing/Multifamily			4,391,556

	Housing/Single Family – 2.7%

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,318,748

210	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	210,704

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,250	3.300%, 10/01/32	No Opt. Call	AA+	1,849,163
980	3.650%, 10/01/37	No Opt. Call	AA+	813,625
1,335	3.700%, 10/01/42	No Opt. Call	AA+	1,094,994

1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115A, 4.200%, 10/01/33 (Alternative Minimum Tax)	10/22 at 100.00	AA+	1,307,812

625	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	537,419
8,170	Total Housing/Single Family			7,132,465

	Industrials – 0.5%

955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	996,390

255	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	256,760
1,210	Total Industrials			1,253,150

	Long-Term Care – 3.3%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	519,713
840	5.750%, 1/01/37	1/17 at 100.00	N/R	770,776

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	BBB+	1,008,200
275	5.000%, 1/01/36	1/17 at 100.00	BBB+	266,409

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	505,512

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	631,701

	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A:
105	5.125%, 12/15/20	12/14 at 100.00	N/R	105,553
2,320	5.300%, 12/15/26	12/14 at 100.00	N/R	2,291,139

760	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	762,523

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	2/14 at 100.00	Baa1	1,581,311
8,550	Total Long-Term Care			8,442,837

	Materials – 0.2%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	568,938

	Tax Obligation/General – 19.8%

3,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	3,407,310

1,125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,229,715

Nuveen Investments	29

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	$5,800,830

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	1,897,031

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	1,070,850

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	A	730,453

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	501,415

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A1	2,881,613

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	A	2,194,166

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,524,945

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	AA–	5,097,944

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	3,569,528

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa3	3,209,010

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	2,609,738

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,410	5.000%, 9/01/25	9/22 at 100.00	A1	2,667,677
1,200	5.000%, 9/01/26	9/22 at 100.00	A1	1,315,692

1,585	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	1,770,207

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	A2	2,606,475

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	A2	2,160,500

460	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	442,198

465	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	423,782

1,320	Wallenpaupack Area School District, Wayne and Pike Counties, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/17	No Opt. Call	AA–	1,410,829

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	3,030,703
53,545	Total Tax Obligation/General			51,552,611

	Tax Obligation/Limited – 6.5%

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	462,520

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	942,302

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,998,050

2,625	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,733,570

1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,562,511

1,250	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	1,356,900

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	1,658,780
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA–	1,175,873

2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	2,642,032

720	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	582,127

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	$364,919

360	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	341,852
16,465	Total Tax Obligation/Limited			16,821,436

	Transportation – 8.3%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	2,545,298

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,305	5.000%, 1/01/22	No Opt. Call	BBB	1,404,663
880	5.000%, 1/01/25	No Opt. Call	BBB	903,901

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	3,228,295

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	3,777,421

2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	A+	3,336,093

2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	1,948,220

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	A	1,937,525

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	2/14 at 100.00	A	347,799

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3	2,148,940
21,735	Total Transportation			21,578,155

	U.S. Guaranteed – 8.2% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	1,666,638

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA– (4)	1,353,637

85	Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AA– (4)	87,198

825	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	831,138

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	2/14 at 100.00	Aaa	1,423,607

1,800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	1,867,572

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (4)	786,833

	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D:
1,115	5.375%, 2/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	A (4)	1,209,831
885	5.375%, 2/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	960,119

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 (Pre-refunded 6/01/14) – SYNCORA GTY Insured	6/14 at 100.00	Aa3 (4)	1,101,445

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	277,592
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	500,205

650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	783,614

640	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	786,957

Nuveen Investments	31

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005:
$3,320	5.000%, 4/01/25 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	A (4)	$3,531,119
3,455	5.000%, 4/01/25 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	A (4)	3,674,703

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (4)	272,737

295	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	316,975
19,935	Total U.S. Guaranteed			21,431,920

	Utilities – 2.4%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	1,875,338

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/14 at 100.00	Ba1	3,000,970

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	321,902

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	2/14 at 100.00	AA–	1,003,290
6,200	Total Utilities			6,201,500

	Water and Sewer – 8.2%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	1,076,890

180	Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA–	184,534

1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	1,255,488

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	1,930,483

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	N/R	2,466,006

3,050	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	3,051,281

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	3,045,000

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	896,175

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,315,375

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA–	2,094,520

940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	947,774

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	3,031,920
21,460	Total Water and Sewer			21,295,446
$256,917	Total Long-Term Investments (cost $251,084,431)			255,246,074

	Other Assets Less Liabilities – 1.8%			4,683,062
	Net Assets – 100%			$259,929,136

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Virginia Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	Consumer Staples – 5.9%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:

$425	5.250%, 6/01/32	6/17 at 100.00	B	$361,186

600	5.625%, 6/01/47	6/17 at 100.00	B	454,926

22,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	1,291,180

5,370	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	2/14 at 100.00	BBB+	5,009,673

19,530	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	12,609,154

2,410	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B2	1,616,411
50,335	Total Consumer Staples			21,342,530

	Education and Civic Organizations – 7.6%

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,052,000

3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43	1/22 at 100.00	AA	3,142,080

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,706,887

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,596,502

625	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	2/14 at 100.00	BBB–	545,313

1,425	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	1,486,817

10,100	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	10,776,296

1,250	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/14	No Opt. Call	BBB–	1,231,900

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	Aa1	1,620,915

1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	1,782,601

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	1/14 at 100.00	N/R	1,250,100

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	523,990
26,385	Total Education and Civic Organizations			27,715,401

	Health Care – 14.3%

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A	1,122,231
4,250	5.000%, 9/01/37	9/17 at 100.00	A	4,254,718

2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	2,169,275

1,125	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	1,120,984

Nuveen Investments	33

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	$3,237,780

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	460,232

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	2,679,050

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	2/14 at 100.00	Baa1	1,375,096

2,215	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A	2,436,589

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	3,454,495

1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Refunding Bonds, Novant Health Obligated Group-Prince William Hospital, Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA–	1,089,920

1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	1,330,881

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	Baa1	3,111,622
1,475	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,467,433
4,360	5.250%, 6/15/37	6/16 at 100.00	Baa1	4,208,577

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,486,187

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,039,450
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	4,839,657

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,647,350

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,085,277

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,188,136

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	487,411
50,780	Total Health Care			52,292,351

	Housing/Multifamily – 2.0%

850	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	3/14 at 100.00	AA	850,000

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/14 at 100.00	AA	1,201,728

2,690	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,718,568

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	606,312

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	492,857

1,365	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,376,821
7,195	Total Housing/Multifamily			7,246,286

	Housing/Single Family – 3.9%

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,318,131

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,504,420

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$2,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5, 4.550%, 7/01/31	10/22 at 100.00	AAA	$2,533,675

	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
1,785	4.400%, 10/01/31 (WI/DD, Settling 12/19/13)	10/22 at 100.00	AAA	1,795,299
1,000	4.750%, 10/01/38 (WI/DD, Settling 12/19/13)	10/22 at 100.00	AAA	1,009,290
14,095	Total Housing/Single Family			14,160,815

	Industrials – 0.5%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,005,260

	Long-Term Care – 5.0%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,466,100
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	1,713,825

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	BBB	3,854,442
1,250	5.125%, 10/01/42	10/17 at 100.00	BBB	1,249,913

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A	1,186,884

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/17 at 100.00	BBB	1,365,053
3,500	5.000%, 10/01/35	2/14 at 100.00	BBB	3,438,155

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,899,007
19,870	Total Long-Term Care			18,173,379

	Tax Obligation/General – 3.4%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa2	2,376,423

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,056,680

3,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,250,200

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	1,954,519

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,127,320

460	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 4.500%, 7/01/16 – NPFG Insured	No Opt. Call	A	447,028

775	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	735,932

540	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA+	585,679
11,750	Total Tax Obligation/General			12,533,781

	Tax Obligation/Limited – 21.7%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
630	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	529,011
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	399,381

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/14 at 100.00	N/R	1,001,360

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	AA–	1,050,320

400	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	358,460

2,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Government Center Properties, Series 2003, 5.000%, 5/15/15	No Opt. Call	AA+	2,138,260

Nuveen Investments	35

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	$3,164,640

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	3,006,330

	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011:
3,540	5.000%, 4/01/27	No Opt. Call	AA	3,826,846
1,500	5.000%, 4/01/30	No Opt. Call	AA	1,590,075

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,045,867
500	5.250%, 1/01/36	1/22 at 100.00	A	503,905

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A+	4,180,913
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	1,203,733
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	3,078,582
3,925	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	4,068,577

	James City County Economic Development Authority, Virginia, Lease Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	1,229,509
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,296,406

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	1,904,815

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	895,217

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA–	3,872,625

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/14 at 100.00	AA+	677,957

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J:
1,375	5.000%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	1,367,589
500	5.000%, 7/01/16 – NPFG Insured	7/14 at 100.00	A	488,380

1,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/30	7/15 at 100.00	BBB	1,073,130

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,050	5.500%, 7/01/22	No Opt. Call	BBB	818,444
1,000	5.500%, 7/01/25	No Opt. Call	BBB	747,700
4,305	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB	3,352,906

	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003:
1,055	5.250%, 7/01/15 – FGIC Insured	2/14 at 100.00	BBB–	1,024,964
1,125	5.250%, 7/01/17 – FGIC Insured	2/14 at 100.00	BBB–	1,014,469

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	436,850

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	2/14 at 100.00	BBB–	98,801
480	5.250%, 7/01/36	2/14 at 100.00	BBB–	336,139

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,090	5.750%, 8/01/37	8/19 at 100.00	A+	874,965
4,500	6.000%, 8/01/42	8/19 at 100.00	A+	3,632,850

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	775,400

270	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	258,093

805	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured	No Opt. Call	AA–	781,687

740	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17	No Opt. Call	A	766,736

1,925	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa1	1,996,475

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$785	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	N/R	$759,833

2,100	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	2,028,096

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	A	1,005,180

3,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,517,139

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,040,330

500	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Refunding Series 2009E-2, 4.000%, 2/01/14	No Opt. Call	AA+	503,350

385	Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Series 2005, 5.000%, 9/28/15	No Opt. Call	Aa1	417,386

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	2,966,948

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pre-refunded-Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	2/14 at 100.00	AA	90,356
35	5.000%, 5/01/21	2/14 at 100.00	AA	35,139

	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B:
1,500	5.000%, 5/15/15	5/14 at 100.00	AA+	1,534,560
500	5.000%, 5/15/17	5/14 at 100.00	AA+	510,990

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	A+	2,274,264

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,566,435
88,925	Total Tax Obligation/Limited			79,118,373

	Transportation – 18.3%

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA–	6,841,208

3,000	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32	7/28 at 100.00	BBB	1,519,050

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,055,810

5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	5,006,505

3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	2,554,563

	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA–	2,228,520
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–	1,748,565
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	3,325,920

3,025	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,162,789

	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,283,508
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–	3,215,100

	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA–	1,553,588
3,800	5.000%, 10/01/35	10/20 at 100.00	AA–	3,951,392

	Metropolitan Washington D.C. Airports Authority, Virginia, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	5,199,050
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,518,925

Nuveen Investments	37

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$800	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA–	$801,848

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/14 at 100.00	N/R	2,021,250

1,195	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	1,344,028

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	1,670,313

2,000	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	1,851,120

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
3,000	0.000%, 7/01/33	No Opt. Call	BBB–	887,550
2,925	0.000%, 7/01/34	No Opt. Call	BBB–	818,064

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	1,038,781

3,215	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	2/14 at 100.00	Aa3	3,180,535

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,486,110
6,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	6,408,155
87,760	Total Transportation			66,672,247

	U.S. Guaranteed – 7.3% (5)

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA– (5)	876,158

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B, 5.125%, 2/15/15 (Pre-refunded 2/15/14) – NPFG Insured	2/14 at 100.00	A+ (5)	1,100,965

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28, Series 2004, 5.000%, 4/01/33 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA+ (5)	2,033,120

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (5)	1,946,655

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Aa2 (5)	2,077,833
1,625	5.000%, 7/01/18 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Aa2 (5)	1,671,524

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	5,660

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	A (5)	2,755,742

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	Aa1 (5)	1,178,408
1,930	5.000%, 6/01/21 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	Aa1 (5)	2,067,570

120	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 4.000%, 7/01/15 – FGIC Insured (ETM)	No Opt. Call	BBB+ (5)	127,062

535	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – NPFG Insured (ETM)	No Opt. Call	A (5)	620,637

20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (5)	23,891

260	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	A (5)	276,424

550	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	Baa1 (5)	614,878

215	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	244,593

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$630	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	$688,804

3,565	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	3,761,574

950	Virgin Islands Public Finance Authority, Senior Lien Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/15 (Pre-refunded 10/01/14)	10/14 at 100.00	BBB (5)	990,518

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 (Pre-refunded 7/01/15) – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+ (5)	2,095,718

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	1,467,413
25,195	Total U.S. Guaranteed			26,625,147

	Utilities – 3.8%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–	3,087,330

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–	3,288,750

390	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA–	407,979

645	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A	643,581

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,100	5.000%, 1/15/35	1/19 at 100.00	AA	4,305,656
2,000	5.000%, 1/15/40	1/19 at 100.00	AA	2,073,960
13,135	Total Utilities			13,807,256

	Water and Sewer – 4.2%

1,220	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (WI/DD, Settling 12/12/13)	7/23 at 100.00	A–	1,191,891

4,000	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	No Opt. Call	AAA	4,206,800

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	1,627,784

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	3,050,070

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA	1,762,338

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,139,240

1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,083,520

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2	1,149,267
15,020	Total Water and Sewer			15,210,910
$412,445	Total Long-Term Investments (cost $359,315,262)			356,903,736

	Other Assets Less Liabilities – 2.1%			7,720,055
	Net Assets – 100%			$364,623,791

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Assets and Liabilities November 30, 2013 (Unaudited)

	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $162,950,760, $251,084,431 and $359,315,262, respectively)	$162,129,531	$255,246,074	$356,903,736
Cash	4,205,356	640,412	7,236,944
Receivable for:
Interest	2,814,033	3,650,368	5,740,605
Investments sold	608,169	1,016,111	105,000
Shares sold	90,441	178,985	345,341
Other assets	141	7,934	28,769
Total assets	169,847,671	260,739,884	370,360,395
Liabilities
Payable for:
Dividends	152,995	312,335	355,249
Investments purchased	—	—	3,983,101
Shares redeemed	544,409	272,187	1,052,708
Accrued expenses:
Management fees	72,378	109,361	153,094
Trustees fees	716	8,865	31,232
12b-1 distribution and service fees	35,456	44,557	65,718
Other	46,282	63,443	95,502
Total liabilities	852,236	810,748	5,736,604
Net assets	$168,995,435	$259,929,136	$364,623,791
Class A Shares
Net assets	$70,189,484	$102,787,161	$176,910,989
Shares outstanding	6,801,725	9,851,717	16,753,333
Net asset value per share	$10.32	$10.43	$10.56
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.77	$10.89	$11.02
Class B Shares
Net assets	$561,299	N/A	$984,481
Shares outstanding	54,375	N/A	93,525
Net asset value and offering price per share	$10.32	N/A	$10.53
Class C Shares
Net assets	$37,531,385	$44,782,682	$56,761,593
Shares outstanding	3,648,534	4,310,073	5,381,305
Net asset value and offering price per share	$10.29	$10.39	$10.55
Class I Shares
Net assets	$60,713,267	$112,359,293	$129,966,728
Shares outstanding	5,876,532	10,801,531	12,350,900
Net asset value and offering price per share	$10.33	$10.40	$10.52
Net assets consist of:
Capital paid-in	$171,874,231	$255,968,031	$371,903,365
Undistributed (Over-distribution of) net investment income	654,014	1,196,869	1,360,557
Accumulated net realized gain (loss)	(2,711,581)	(1,397,407)	(6,228,605)
Net unrealized appreciation (depreciation)	(821,229)	4,161,643	(2,411,526)
Net assets	$168,995,435	$259,929,136	$364,623,791
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A –	Pennsylvania does not offer Class B Shares. Class B Shares of Pennsylvania converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of

Operations Six Months Ended November 30, 2013 (Unaudited)

	Maryland	Pennsylvania	Virginia
Investment Income	$4,289,696	$6,438,251	$9,460,859
Expenses
Management fees	470,270	692,681	1,015,005
12b-1 service fees – Class A(1)	74,802	108,114	192,040
12b-1 distribution and service fees – Class B	3,681	N/A	5,617
12b-1 distribution and service fees – Class C	154,489	174,135	236,907
Shareholder servicing agent fees and expenses	49,665	73,282	110,295
Custodian fees and expenses	20,034	29,453	39,753
Trustees fees and expenses	2,633	3,891	5,799
Professional fees	16,130	17,860	20,588
Shareholder reporting expenses	13,265	17,760	28,276
Federal and state registration fees	6,932	5,130	6,069
Other expenses	4,280	5,293	6,684
Total expenses	816,181	1,127,599	1,667,033
Net investment income (loss)	3,473,515	5,310,652	7,793,826
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,915,466)	(1,039,702)	(6,315,965)
Change in net unrealized appreciation (depreciation) of investments	(12,025,234)	(15,408,609)	(27,319,515)
Net realized and unrealized gain (loss)	(14,940,700)	(16,448,311)	(33,635,480)
Net increase (decrease) in net assets from operations	$(11,467,185)	$(11,137,659)	$(25,841,654)

N/A –	Fund no longer offers Class B Shares.
(1) –	Includes 12b-1 distribution and service fees incurred on Pennsylvania’s Class B Shares during the period. Class B Shares of Pennsylvania converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Changes in Net Assets (Unaudited)

	Maryland
	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$3,473,515	$6,963,549
Net realized gain (loss) from investments	(2,915,466)	318,211
Change in net unrealized appreciation (depreciation) of investments	(12,025,234)	(858,542)
Net increase (decrease) in net assets from operations	(11,467,185)	6,423,218
Distributions to Shareholders
From net investment income:
Class A	(1,365,373)	(2,929,044)
Class B	(11,026)	(32,982)
Class C	(636,059)	(1,335,887)
Class I	(1,278,767)	(2,700,834)
From accumulated net realized gains:
Class A	—	(44,167)
Class B	—	(577)
Class C	—	(23,541)
Class I	—	(38,069)
Decrease in net assets from distributions to shareholders	(3,291,225)	(7,105,101)
Fund Share Transactions
Proceeds from sale of shares	12,721,919	36,051,196
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,310,713	4,786,991
	15,032,632	40,838,187
Cost of shares redeemed	(32,897,791)	(28,376,533)
Net increase (decrease) in net assets from Fund share transactions	(17,865,159)	12,461,654
Net increase (decrease) in net assets	(32,623,569)	11,779,771
Net assets at the beginning of period	201,619,004	189,839,233
Net assets at the end of period	$168,995,435	$201,619,004
Undistributed (Over-distribution of) net investment income at the end of period	$654,014	$471,724

See accompanying notes to financial statements.

42	Nuveen Investments

	Pennsylvania		Virginia
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$5,310,652	$10,957,201	$7,793,826	$15,880,843
Net realized gain (loss) from investments	(1,039,702)	444,228	(6,315,965)	143,652
Change in net unrealized appreciation (depreciation) of investments	(15,408,609)	(780,917)	(27,319,515)	799,014
Net increase (decrease) in net assets from operations	(11,137,659)	10,620,512	(25,841,654)	16,823,509
Distributions to Shareholders
From net investment income:
Class A(1)	(2,065,501)	(4,026,804)	(3,538,018)	(7,286,321)
Class B	N/A	(26,880)	(17,082)	(54,700)
Class C	(767,049)	(1,542,781)	(974,750)	(2,003,654)
Class I	(2,399,549)	(5,352,511)	(2,813,294)	(6,392,089)
From accumulated net realized gains:
Class A	—	—	—	(393,416)
Class B(1)	—	—	—	(3,758)
Class C	—	—	—	(130,226)
Class I	—	—	—	(328,844)
Decrease in net assets from distributions to shareholders	(5,232,099)	(10,948,976)	(7,343,144)	(16,593,008)
Fund Share Transactions
Proceeds from sale of shares	24,492,803	48,555,456	45,909,610	82,769,574
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,256,295	6,427,017	5,034,831	10,817,285
	27,749,098	54,982,473	50,944,441	93,586,859
Cost of shares redeemed	(47,205,425)	(39,030,863)	(105,286,781)	(68,453,044)
Net increase (decrease) in net assets from Fund share transactions	(19,456,327)	15,951,610	(54,342,340)	25,133,815
Net increase (decrease) in net assets	(35,826,085)	15,623,146	(87,527,138)	25,364,316
Net assets at the beginning of period	295,755,221	280,132,075	452,150,929	426,786,613
Net assets at the end of period	$259,929,136	$295,755,221	$364,623,791	$452,150,929
Undistributed (Over-distribution of) net investment income at the end of period	$1,196,869	$1,118,316	$1,360,557	$909,875

N/A –	Fund no longer offers Class B Shares.
(1) –	Includes distribution to shareholders on Pennsylvania’s Class B Shares during the period. Class B Shares of Pennsylvania converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

MARYLAND		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2014(e)	$11.14	$.20	$(.83)	$(.63)	$(.19)	$—	$(.19)	$10.32
2013	11.17	.40	(.02)	.38	(.40)	(.01)	(.41)	11.14
2012	10.45	.43	.73	1.16	(.43)	(.01)	(.44)	11.17
2011	10.69	.43	(.24)	.19	(.43)	—	(.43)	10.45
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03
Class B (3/97)
2014(e)	11.14	.16	(.83)	(.67)	(.15)	—	(.15)	10.32
2013	11.18	.31	(.02)	.29	(.32)	(.01)	(.33)	11.14
2012	10.46	.35	.73	1.08	(.35)	(.01)	(.36)	11.18
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04
Class C (9/94)
2014(e)	11.10	.17	(.82)	(.65)	(.16)	—	(.16)	10.29
2013	11.14	.33	(.02)	.31	(.34)	(.01)	(.35)	11.10
2012	10.42	.37	.73	1.10	(.37)	(.01)	(.38)	11.14
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00
Class I (2/92)
2014(e)	11.15	.21	(.83)	(.62)	(.20)	—	(.20)	10.33
2013	11.19	.42	(.03)	.39	(.42)	(.01)	(.43)	11.15
2012	10.47	.45	.73	1.18	(.45)	(.01)	(.46)	11.19
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(5.64)%	$70,189	.84	%*	.84	%*	3.86	%*	8%
3.48	81,761	.82		.82		3.54		13
11.27	78,838	.85		.85		3.97		8
1.78	69,162	.84		.84		4.12		9
11.11	77,430	.85		.85		4.05		1
1.85	63,367	.86		.86		4.30		15

(6.02)	561	1.59	*	1.59	*	3.09	*	8
2.72	928	1.57		1.57		2.80		13
10.37	1,509	1.60		1.60		3.24		8
1.03	2,072	1.59		1.59		3.36		9
10.31	3,700	1.60		1.60		3.32		1
1.09	6,070	1.61		1.61		3.53		15

(5.84)	37,531	1.39	*	1.39	*	3.30	*	8
2.94	46,210	1.37		1.37		2.99		13
10.59	40,786	1.40		1.40		3.42		8
1.22	32,705	1.39		1.39		3.57		9
10.57	35,665	1.40		1.40		3.50		1
1.18	24,992	1.41		1.41		3.75		15

(5.53)	60,713	.64	*	.64	*	4.05	*	8
3.70	72,720	.62		.62		3.74		13
11.37	68,707	.65		.65		4.17		8
2.09	62,835	.64		.64		4.33		9
11.34	64,665	.65		.65		4.25		1
1.96	53,920	.66		.66		4.50		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

PENNSYLVANIA		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/86)
2014(e)	$11.04	$.21	$(.62)	$(.41)	$(.20)	$—	$(.20)	$10.43
2013	11.05	.42	(.01)	.41	(.42)	—	(.42)	11.04
2012	10.28	.44	.77	1.21	(.44)	—	(.44)	11.05
2011	10.54	.44	(.27)	.17	(.43)	—	(.43)	10.28
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96
Class C (2/94)
2014(e)	10.99	.18	(.61)	(.43)	(.17)	—	(.17)	10.39
2013	11.00	.35	(.01)	.34	(.35)	—	(.35)	10.99
2012	10.23	.38	.77	1.15	(.38)	—	(.38)	11.00
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92
Class I (2/97)
2014(e)	11.01	.22	(.62)	(.40)	(.21)	—	(.21)	10.40
2013	11.01	.44	— *	.44	(.44)	—	(.44)	11.01
2012	10.24	.46	.76	1.22	(.45)	—	(.45)	11.01
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.67)%	$102,787	.82	%**	.82	%**	3.92	%**	2%
3.71	110,880	.80		.80		3.73		11
11.96	98,862	.83		.83		4.12		6
1.69	89,025	.82		.82		4.26		6
10.25	95,603	.83		.83		4.29		4
1.57	77,292	.84		.84		4.44		17

(3.88)	44,783	1.37	**	1.37	**	3.38	**	2
3.14	50,548	1.35		1.35		3.17		11
11.39	44,852	1.38		1.38		3.57		6
1.10	38,812	1.37		1.37		3.71		6
9.61	38,945	1.38		1.38		3.74		4
1.01	30,512	1.39		1.39		3.89		17

(3.59)	112,359	.62	**	.62	**	4.12	**	2
3.98	133,792	.60		.60		3.93		11
12.20	134,908	.63		.63		4.32		6
1.87	124,277	.62		.62		4.46		6
10.37	136,741	.63		.63		4.49		4
1.81	123,533	.64		.64		4.65		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

VIRGINIA		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/86)
2014(e)	$11.40	$.21	$(.85)	$(.64)	$(.20)	$—	$(.20)	$10.56
2013	11.38	.41	.04	.45	(.41)	(.02)	(.43)	11.40
2012	10.69	.43	.71	1.14	(.44)	(.01)	(.45)	11.38
2011	10.89	.45	(.19)	.26	(.45)	(.01)	(.46)	10.69
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24
Class B (2/97)
2014(e)	11.36	.17	(.84)	(.67)	(.16)	—	(.16)	10.53
2013	11.34	.32	.04	.36	(.32)	(.02)	(.34)	11.36
2012	10.66	.35	.70	1.05	(.36)	(.01)	(.37)	11.34
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20
Class C (10/93)
2014(e)	11.38	.18	(.84)	(.66)	(.17)	—	(.17)	10.55
2013	11.37	.34	.03	.37	(.34)	(.02)	(.36)	11.38
2012	10.68	.37	.71	1.08	(.38)	(.01)	(.39)	11.37
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22
Class I (2/97)
2014(e)	11.35	.22	(.84)	(.62)	(.21)	—	(.21)	10.52
2013	11.34	.43	.02	.45	(.42)	(.02)	(.44)	11.35
2012	10.65	.45	.71	1.16	(.46)	(.01)	(.47)	11.34
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(5.63)%	$176,911	.81	%*	.81	%*	3.89	%*	7%
3.96	206,968	.79		.79		3.54		10
10.91	194,890	.81		.81		3.92		10
2.46	175,082	.81		.81		4.15		8
11.03	178,140	.82		.82		4.19		5
.95	156,724	.87		.83		4.50		11

(5.94)	984	1.56	*	1.56	*	3.14	*	7
3.17	1,516	1.54		1.54		2.80		10
10.01	2,363	1.56		1.56		3.20		10
1.67	3,760	1.56		1.56		3.38		8
10.37	6,710	1.57		1.57		3.46		5
.10	9,786	1.62		1.58		3.77		11

(5.84)	56,762	1.36	*	1.36	*	3.35	*	7
3.29	72,592	1.34		1.34		2.99		10
10.32	59,673	1.36		1.36		3.37		10
1.89	49,300	1.36		1.36		3.60		8
10.56	45,814	1.37		1.37		3.63		5
.29	36,241	1.42		1.38		3.96		11

(5.49)	129,967	.61	*	.61	*	4.09	*	7
4.04	171,075	.59		.59		3.75		10
11.13	169,861	.61		.61		4.12		10
2.64	146,947	.61		.61		4.35		8
11.38	147,034	.62		.62		4.39		5
1.08	131,244	.67		.63		4.71		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular, federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floaters). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Class B Shares

During the current fiscal period each of the Funds offered Class B Shares. Effective at the close of business on October 28, 2013, Class B Shares of Pennsylvania were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Effective at the close of business on December 16, 2013 (subsequent to the close of this reporting period,) Class B Shares of Maryland converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

50	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of November 30, 2013, outstanding when-issued/delayed delivery purchase commitments were as follows:

Virginia
Outstanding when-issued/delayed delivery purchase commitments	$3,983,101

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Maryland and Pennsylvania issued and Virginia will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

52	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$162,129,531	$—	$162,129,531

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$255,246,074	$—	$255,246,074

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$356,903,736	$—	$356,903,736
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2013, Pennsylvania invested in externally-deposited inverse floaters. The Funds did not have any other transactions in self-deposited inverse floaters and/or externally-deposited inverse floaters.

As of November 30, 2013, the total amount of floating rate obligations issued by the Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

Pennsylvania
Floating rate obligations: self-deposited inverse floaters	$—
Floating rate obligations: externally-deposited inverse floaters	465,000
Total	$465,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. As of November 30, 2013, none of the Funds were invested in externally-deposited Recourse Trusts.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

54	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Maryland
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	612,218	$6,408,067	1,116,945	$12,517,124
Class A – automatic conversion of Class B Shares	—	—	1,237	13,786
Class B – exchanges	67	702	211	2,362
Class C	283,929	2,982,548	1,036,693	11,583,406
Class I	313,518	3,330,602	1,062,799	11,934,518
Shares issued to shareholders due to reinvestment of distributions:
Class A	98,792	1,030,628	196,245	2,200,425
Class B	894	9,334	2,256	25,308
Class C	45,483	473,121	88,184	985,669
Class I	76,370	797,630	140,342	1,575,589
	1,431,271	15,032,632	3,644,912	40,838,187
Shares redeemed:
Class A	(1,251,039)	(12,995,798)	(1,030,518)	(11,551,548)
Class B	(29,924)	(311,387)	(52,882)	(593,194)
Class B – automatic conversion to Class A Shares	—	—	(1,236)	(13,786)
Class C	(843,703)	(8,773,638)	(624,304)	(6,970,485)
Class I	(1,034,931)	(10,816,968)	(823,975)	(9,247,520)
	(3,159,597)	(32,897,791)	(2,532,915)	(28,376,533)
Net increase (decrease)	(1,728,326)	$(17,865,159)	1,111,997	$12,461,654

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

	Pennsylvania
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,745,283	$18,378,532	1,987,759	$22,200,062
Class A – automatic conversion of Class B Shares	41,538	433,870	43,327	484,942
Class B1 – exchanges	25	263	957	10,713
Class C	168,483	1,760,863	923,219	10,290,607
Class I	376,215	3,919,275	1,397,306	15,569,132
Shares issued to shareholders due to reinvestment of distributions:
Class A	164,008	1,713,445	285,324	3,188,640
Class B1	392	4,104	1,941	21,667
Class C	53,652	558,188	96,313	1,071,399
Class I	94,108	980,558	192,591	2,145,311
	2,643,704	27,749,098	4,928,737	54,982,473
Shares redeemed:
Class A	(2,142,209)	(22,329,073)	(1,222,714)	(13,666,760)
Class B1	(7,375)	(77,185)	(47,699)	(533,061)
Class B1 – automatic conversion to Class A Shares	(41,502)	(433,870)	(43,327)	(484,942)
Class C	(510,198)	(5,311,163)	(499,146)	(5,552,472)
Class I	(1,824,463)	(19,054,134)	(1,687,281)	(18,793,628)
	(4,525,747)	(47,205,425)	(3,500,167)	(39,030,863)
Net increase (decrease)	(1,882,043)	$(19,456,327)	1,428,570	$15,951,610
[1]	Class B Shares of Pennsylvania converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

	Virginia
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,195,417	$34,570,822	3,011,333	$34,598,815
Class A – automatic conversion of Class B Shares	2,860	32,094	21,068	243,363
Class B – exchanges	140	1,490	4,231	48,845
Class C	315,960	3,397,646	1,637,147	18,810,409
Class I	745,647	7,907,558	2,534,561	29,068,142
Shares issued to shareholders due to reinvestment of distributions:
Class A	267,597	2,848,351	521,563	6,007,455
Class B	1,427	15,144	4,101	47,077
Class C	67,008	712,665	133,817	1,539,429
Class I	137,508	1,458,671	280,937	3,223,324
	4,733,564	50,944,441	8,148,758	93,586,859
Shares redeemed:
Class A	(4,874,095)	(51,964,375)	(2,512,569)	(28,895,823)
Class B	(38,681)	(414,530)	(61,986)	(710,901)
Class B – automatic conversion to Class A Shares	(2,868)	(32,094)	(21,133)	(243,363)
Class C	(1,380,526)	(14,696,514)	(641,898)	(7,369,420)
Class I	(3,598,351)	(38,179,268)	(2,729,034)	(31,233,537)
	(9,894,521)	(105,286,781)	(5,966,620)	(68,453,044)
Net increase (decrease)	(5,160,957)	$(54,342,340)	2,182,138	$25,133,815

56	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2013, were as follows:

	Maryland	Pennsylvania	Virginia
Purchases	$13,838,031	$5,382,830	$26,715,612
Sales and maturities	32,778,645	25,755,931	82,898,444

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of November 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland	Pennsylvania	Virginia
Cost of investments	$162,639,746	$250,723,762	$358,786,100
Gross unrealized:
Appreciation	$6,738,914	$10,183,678	$12,603,474
Depreciation	(7,249,129)	(5,661,366)	(14,485,838)
Net unrealized appreciation (depreciation) of investments	$(510,215)	$4,522,312	$(1,882,364)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ last tax year end, as follows:

	Maryland	Pennsylvania	Virginia
Capital paid-in	$102	$11,057	$—
Undistributed (Over-distribution of) net investment income	(1,130)	(18,721)	(13,078)
Accumulated net realized gain (loss)	1,028	7,664	13,078

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ last tax year end, were as follows:

	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$724,593	$1,577,519	$1,722,662
Undistributed net ordinary income[2]	10,250	112,143	—
Undistributed net long-term capital gains	248,970	—	87,359
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013, and paid on June 3, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$6,995,222	$10,945,036	$15,511,414
Distributions from net ordinary income[2]	27,039	—	188,817
Distributions from net long-term capital gains	106,354	—	856,244
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

Pennsylvania
Expiration:
May 31, 2018	$344,897
Not subject to expiration:
Short-term losses	—
Long-term losses	—
Total	$344,897

During the Fund’s last tax year ended May 31, 2013, Pennsylvania utilized $464,705 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Pennsylvania
Post-October capital losses[3]	$11,093
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Fund’s last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through May 31, 2013 and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

58	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2013, the complex-level fee rate for each of these Funds was .1679%.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Maryland	Pennsylvania	Virginia
Sales charges collected	$32,202	$47,574	$71,457
Paid to financial intermediaries	27,432	42,456	65,606

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Maryland	Pennsylvania	Virginia
Commission advances	$29,835	$26,980	$60,144

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$37,591	$32,145	$56,670

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2013, as follows:

	Maryland	Pennsylvania	Virginia
CDSC retained	$12,897	$3,584	$24,433

8. Subsequent Events

Class C and Class C2 Shares

During the reporting period, the Funds’ Board of Trustees approved the following changes:

Effective February 10, 2014, subsequent to the close of this reporting period, each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. Current Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual Fund, but if they exchange back into a Nuveen municipal bond fund, they will issued newly established Class C Shares.

60	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	61

Glossary of Terms Used in this Report (continued)

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

62	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MS1-1113P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 6, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 6, 2014